DISCLAIMER

Prospective investors are advised to read carefully, and should rely solely on, the Prospectus Supplement dated January , 2001 and accompanying Prospectus dated September 11, 2000 (together, the "Prospectus") relating to the Certificates referred to below in making their investment decision.

This diskette accompanies and is a part of the Prospectus Supplement relating to the Commercial Mortgage Pass - Through Certificates Series 2001-PPM (the "Certificates"). The information set forth on this diskette is an electronic copy of the information set forth in Appendix II "Certain Characteristics of the Mortgage Loans" in the Prospectus. This diskette should be reviewed only in conjunction with the entire Prospectus. This diskette does not contain all relevant information relating to the Certificates. Such information is described elsewhere in the Prospectus.

Methodologies used in deriving certain information contained on this diskette are more fully described elsewhere in the Prospectus.

The information on this diskette should not be viewed as projections, forecasts, predictions or opinions with respect to value.

Prior to making any investment decision, a prospective investor must receive and should carefully review the Prospectus. NOTHING IN THIS DISKETTE SHOULD BE CONSIDERED AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY CERTIFICATES.

APPENDIX II
CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

-------------------------------------------------------------------------------------------------------------------------------

                                                                                                    Aggregate          Cut-Off
 Loan                                                                                                 Cut-Off    Date Balance/
  No.   Portfolio Name                                 Property Name (1)                      Date Balance (2)  Square Foot (3)
-------------------------------------------------------------------------------------------------------------------------------
   1    Whitesell Industrial II      950 Taylor's Lane (I)                                         $7,188,044           $26.24
   2    Whitesell Industrial II      2703 Cindel Drive (I)                                         $5,603,132           $26.24
   3    Whitesell Industrial II      823 Eastgate (I)                                              $3,803,791           $26.24
   4    Whitesell Industrial II      1817 Route 130 (I)                                            $3,598,685           $26.24
   5    Whitesell Industrial II      399 Dulty's Lane (I)                                          $1,976,478           $26.24
   6    Whitesell Industrial II      600 Glen Court (I)                                            $1,873,927           $26.24
   7    Whitesell Industrial II      397 Dulty's Lane (I)                                          $1,734,081           $26.24
   8    Whitesell Industrial II      614 Heron Drive (I)                                           $1,706,112           $26.24
   9    Whitesell Industrial II      603 Heron Drive (I)                                           $1,351,837           $26.24
  10    Whitesell Industrial II      204 Center Square Road (I)                                    $1,156,054           $26.24
  11    Whitesell Industrial II      102 Gaither Drive (I)                                           $960,271           $26.24
  12                                 850 Stephenson Highway (A)                                   $12,115,884           $88.21
  13                                 750 Stephenson Highway (A)                                   $11,321,400           $88.21
  14                                 1400 Stephenson Highway Office Building (A)                   $6,951,736           $88.21
  15                                 State Street Square                                          $29,338,794           $79.91
  16                                 6000 & 8000 Midlantic Drive                                  $21,779,278           $63.06
  17                                 Century III Plaza                                            $21,505,227           $77.60
  18    Mericle Development I        75-95 Jaycee Drive (II) (B)                                   $2,733,882           $24.04
  19    Mericle Development I        350-390 N. Pennsylvania Avenue (II) (B)                       $2,602,689           $24.04
  20    Mericle Development I        155 Stewart Road (II) (B)                                     $2,272,592           $24.04
  21    Mericle Development I        600 Baltimore Drive (II) (B)                                  $2,176,666           $24.04
  22    Mericle Development I        225 Stewart Road (II) (B)                                     $1,760,518           $24.04
  23    Mericle Development I        565 Oak Ridge Road (II) (B)                                   $1,718,198           $24.04
  24    Mericle Development I        1150 Crestwood Drive (II) (B)                                   $842,171           $24.04
  25    Mericle IV                   The Harte-Hanks Facility (III) (B)                            $2,150,263           $24.04
  26    Mericle IV                   Vogelbacher Industrial Park (III) (B)                         $2,150,263           $24.04
  27                                 15 & 19 Burt Collins Drive (B)                                $2,621,758           $24.04
  28                                 Park Austin Apartments                                       $20,650,000       $35,119.05
  29                                 Willow Springs Apartments (C)                                 $7,770,511       $20,982.20
  30                                 Chesapeake Apartments (C)                                     $5,710,890       $20,982.20
  31                                 Mission Antigua Apartments (C)                                $5,570,440       $20,982.20
  32    Southgate Commerce Ctr       Aurora Warehouse Southgate Commerce Center, Inc. (IV)         $7,781,702           $12.54
  33    Southgate Commerce Ctr       Southgate Commerce Center, Inc. (IV)                          $5,992,805           $12.54
  34    Southgate Commerce Ctr       Southgate Commerce Center, Inc. (IV)                          $4,114,463           $12.54
  35    Mendota I & II A             Northland Insurance Buildings (V)                             $9,784,650           $60.14
  36    Mendota I & II A             Mendota Office Center I and II (V)                            $7,960,453           $60.14
  37                                 Donaldson's Crossroads Shopping Center                       $16,099,412           $57.93
  38                                 Cross Keys Place                                             $14,913,025           $72.43
  39                                 The Village at University Place II                           $14,833,372           $78.24
  40                                 Pepper Cove Apartments (D)                                    $7,566,243       $35,881.02
  41                                 The Kensington Apartments (D)                                 $5,745,616       $35,881.02
  42                                 Wonderland MarketPlace                                       $11,706,047           $86.71
  43                                 Festival at Manchester Lakes                                 $11,504,571           $71.93
  44    Whitesell                    550 Glen Avenue (VI)                                          $1,994,539           $22.42
  45    Whitesell                    20 West Stow Road (VI)                                        $1,550,945           $22.42
  46    Whitesell                    1825 Underwood Boulevard (VI)                                 $1,112,800           $22.42
  47    Whitesell                    1829 Underwood Boulevard (VI)                                   $961,303           $22.42
  48    Whitesell                    1816 Underwood Boulevard (VI)                                   $952,583           $22.42
  49    Whitesell                    1819 Underwood Boulevard (VI)                                   $943,864           $22.42
  50    Whitesell                    1812 Underwood Boulevard (VI)                                   $694,274           $22.42
  51    Whitesell                    One Underwood Court (VI)                                        $570,024           $22.42
  52    Whitesell                    1801 Underwood Boulevard (VI)                                   $534,057           $22.42
  53    Whitesell                    1835 Underwood Boulevard (VI)                                   $471,932           $22.42
  54    Whitesell                    1803 Underwood Boulevard (VI)                                   $401,088           $22.42
  55    Whitesell                    1810 Underwood Boulevard (VI)                                   $382,559           $22.42
  56    Whitesell                    1822 Underwood Boulevard (VI)                                   $329,153           $22.42
  57                                 Six Neshaminy Interplex                                      $10,668,604           $95.45
  58                                 757 & 835 Springdale Drive (E)                                $5,800,241           $52.92
  59                                 1504 Glen Avenue (E)                                          $2,563,238           $52.92
  60                                 Brookview Corporate Center (E)                                $2,270,296           $52.92
  61                                 Chesterfield Village Square                                   $9,734,727           $73.02
  62    Northtown Devco Industrial   Building 220 (VII)                                            $1,887,828           $12.25
  63    Northtown Devco Industrial   Building 222 (VII)                                            $1,342,455           $12.25
  64    Northtown Devco Industrial   Building 223 (VII)                                            $1,216,600           $12.25
  65    Northtown Devco Industrial   Building 211 (VII)                                              $964,890           $12.25
  66    Northtown Devco Industrial   Building 204 (VII)                                              $679,618           $12.25
  67    Northtown Devco Industrial   Building 232 (VII)                                              $637,667           $12.25
  68    Northtown Devco Industrial   Building 224 (VII)                                              $574,738           $12.25
  69    Northtown Devco Industrial   Building 237 (VII)                                              $486,640           $12.25
  70    Northtown Devco Industrial   Building 238 (VII)                                              $486,640           $12.25
  71    Northtown Devco Industrial   Building 219 (VII)                                              $423,713           $12.25
  72    Northtown Devco Industrial   Building 214 (VII)                                              $419,517           $12.25
  73    Northtown Devco Industrial   Building 233 (VII)                                              $318,833           $12.25
  74                                 Crabtree Crossing Apartments                                  $9,150,982       $43,995.11
  75                                 Evergreen Atrium Office Building                              $8,856,017           $56.26
  76    Eckerd Drug                  Eckerd - #5635 (VIII)                                         $3,266,791          $190.85
  77    Eckerd Drug                  Eckerd - #5821 (VIII)                                         $1,914,441          $190.85
  78    Eckerd Drug                  Eckerd - #5028 (VIII)                                         $1,673,783          $190.85
  79    Eckerd Drug                  Eckerd -#5831 (VIII)                                          $1,472,263          $190.85
  80                                 Powerline Center                                              $7,988,403           $24.97
  81                                 The Waterford at Valley Ranch Apartments                      $7,946,296       $26,487.65
  82                                 Boca Corporate Center (*)                                     $6,939,970           $96.68
  83                                 Boca Corporate Center (*)                                       $982,529           $96.68
  84                                 Naab Road Medical Center                                      $7,638,236           $99.46
  85                                 Crown Point Shopping Center                                   $7,578,857           $51.41
  86    Westport Business Park       Westport Business Park 1-4 (IX)                               $4,866,901           $35.09
  87    Westport Business Park       Westport Business Park 12-14 (IX)                             $2,385,736           $35.09
  88                                 Fair Oaks Renaissance Plaza                                   $6,970,822          $100.62
  89                                 Cranberry Corporate Center                                    $6,785,466           $46.96
  90                                 Bayside Bridge Plaza Shopping Center                          $6,496,096           $37.64
  91                                 Franklin Office Center                                        $6,144,622           $65.30
  92                                 Forest Park II & III                                          $6,059,257           $68.94
  93                                 The Plaza at Williams Centre                                  $6,477,258           $59.47
  94                                 US Web Building                                               $5,998,525          $114.39
  95                                 Livermore Airway Business Park (Projects 1,3, and 7)          $5,967,941           $36.33
  96                                 Vons at Eastgate Plaza                                        $5,860,026          $106.23
  97                                 9000 Keystone Crossing Office Center                          $5,661,350           $42.25
  98                                 2115 Rexford                                                  $5,635,054           $77.48
  99                                 Britannia Business Center                                     $5,542,291           $33.86
  100                                Perimeter Corporate Park II                                   $5,146,616           $37.41
  101                                Village at Gap                                                $5,106,338           $60.74
  102                                Rainbow Foods                                                 $4,831,875           $70.54
  103                                Dopaco Company Building                                       $4,796,781           $23.98
  104                                Monroe Plaza Shopping Center                                  $4,801,849            59.69
  105                                IRS Office Building                                           $4,757,627           $92.20
  106                                Alpharetta Commons Shopping Center                            4758728.91            50.33
  107                                Cooper Power Tools, Inc.                                      $4,667,768           $57.46
  108                                Shorewood Retail Center                                       4613590.12            96.12
  109                                Interchange I, II & III                                       $4,463,060           $23.29
  110                                32nd Street Business Center                                   $4,272,240           $48.55
  111                                Philly Broad Street CVS / G Street CVS Pharmacy (F)           $2,849,503          $137.04
  112                                Ocean City CVS #961 (F)                                       $1,316,572          $137.04
  113                                Oaks of Westlakes Apartments                                  $4,092,594       $15,270.87
  114                                Costa Mesa Shopping Center                                    $3,654,055           $48.82
  115                                The Crossing Apartments                                       $3,607,358       $37,576.64
  116                                Creekside I Apartments                                        $3,548,542       $36,963.97
  117                                21101-21211 Oxnard Street & 601 Variel Avenue                 $3,351,605           $55.62
  118                                North American Beltmann Building                              $3,318,663           $23.89
  119                                Freedom Centre                                                $3,275,518           $34.95
  120                                Springtree Plaza Shopping Center (**)                         $3,150,000          $183.93
  121                                Springtree Plaza Shopping Center (**)                           $111,153          $183.93
  122                                ALTEK Industrial Building                                     $3,155,575           $22.77
  123                                Eisenhower Corporate Park, Bldg. D                            $3,083,816           $81.42
  124                                675 East 500 South                                            $3,004,562           $40.43
  125                                Welles Street Industrial                                      $2,920,632            $7.65
  126                                Resource Park West Office Building                            $2,917,172           $50.07
  127                                33300-33360 Central Avenue                                    $2,767,127           $29.21
  128                                One Willow Creek Office Building                              $2,622,026           $79.09
  129                                CVS Centers, Inc., CVS Pharmacy                               $2,595,088          $128.15
  130                                1400-1550 Whipple Road                                        $2,000,374           $18.81
  131                                Precision Litho Building                                      $1,929,485           $34.46
  132                                Churchill-Winston Building                                    $1,751,964           $17.37
        TOTAL/WEIGHTED AVERAGE                                                                   $623,573,070

-------------------------------------------------------------------------------------------------------------------------------
                                                                          Original                    Original
                                                                          Term to      Remaining       Amort.          Balloon
 Loan   Mortgage                             Note           Maturity      Maturity      Term to         Term              Loan
  No.     Rate            Constant           Date           Date (4)       (mos)     Maturity (mos)  (mos) (5)         Balance
-------------------------------------------------------------------------------------------------------------------------------
   1     8.150%           10.887%          12/03/97         12/01/07        119            83           240         $5,368,600
   2     8.150%           10.887%          12/03/97         12/01/07        119            83           240         $4,184,862
   3     8.150%           10.887%          12/03/97         12/01/07        119            83           240         $2,840,972
   4     8.150%           10.887%          12/03/97         12/01/07        119            83           240         $2,687,782
   5     8.150%           10.887%          12/03/97         12/01/07        119            83           240         $1,476,190
   6     8.150%           10.887%          12/03/97         12/01/07        119            83           240         $1,399,597
   7     8.150%           10.887%          12/03/97         12/01/07        119            83           240         $1,295,149
   8     8.150%           10.887%          12/03/97         12/01/07        119            83           240         $1,274,260
   9     8.150%           10.887%          12/03/97         12/01/07        119            83           240         $1,009,659
  10     8.150%           10.887%          12/03/97         12/01/07        119            83           240           $863,432
  11     8.150%           10.887%          12/03/97         12/01/07        119            83           240           $717,206
  12     8.530%            9.754%          05/12/00         05/01/10        119           112           300        $10,010,559
  13     8.530%            9.754%          05/12/00         05/01/10        119           112           300         $9,354,129
  14     8.530%            9.754%          05/12/00         05/01/10        119           112           300         $5,743,763
  15     8.270%           12.716%          09/24/96         10/01/13        204           153           204                 $0
  16     8.320%           11.326%          12/16/96         01/01/07        120            72           240        $16,708,097
  17     8.210%            9.975%          02/18/97         03/01/07        120            74           300        $18,470,964
  18     8.570%           11.952%          11/05/96         12/01/14        216           167           216                 $0
  19     8.570%           11.952%          11/05/96         12/01/14        216           167           216                 $0
  20     8.570%           11.952%          11/05/96         12/01/14        216           167           216                 $0
  21     8.570%           11.952%          11/05/96         12/01/14        216           167           216                 $0
  22     8.570%           11.952%          11/05/96         12/01/14        216           167           216                 $0
  23     8.570%           11.952%          11/05/96         12/01/14        216           167           216                 $0
  24     8.570%           11.952%          11/05/96         12/01/14        216           167           216                 $0
  25     6.620%           11.952%          01/22/99         02/01/16        204           181           204                 $0
  26     6.620%           11.952%          01/22/99         02/01/16        204           181           204                 $0
  27     8.570%           11.952%          11/05/96         12/01/14        216           167           216                 $0
  28     7.940%            7.940%          12/15/99         01/01/05         60            48           324        $19,440,675
  29     7.770%            9.419%          12/18/95         12/20/05        119            59           330         $6,990,615
  30     7.770%            9.419%          12/18/95         12/20/05        119            59           330         $5,137,761
  31     7.770%            9.419%          12/18/95         12/20/05        119            59           330         $5,011,377
  32     8.180%           11.373%          07/25/96         08/01/06        120            67           240         $6,031,029
  33     8.180%           11.373%          07/25/96         08/01/06        120            67           240         $4,644,585
  34     8.180%           11.373%          07/25/96         08/01/06        120            67           240         $3,188,820
  35     7.900%            9.314%          11/01/99         11/01/09        120           106           300         $8,024,451
  36     7.900%            9.314%          11/01/99         11/01/09        120           106           300         $6,528,416
  37     8.380%           11.285%          03/26/97         04/01/17        240           195           240                 $0
  38     8.000%            9.860%          11/30/99         12/01/11        144           131           264        $10,099,849
  39     8.440%           10.241%          08/20/96         09/01/06        120            68           300        $12,900,972
  40     7.980%            9.659%          12/30/96         01/01/04         84            36           312         $7,137,295
  41     7.980%            9.659%          12/26/96         01/01/04         84            36           312         $5,419,884
  42     8.160%            9.197%          09/30/97         09/30/05         96            57           360        $11,004,329
  43     7.925%            9.998%          11/17/95         11/17/02         83            22           300        $11,012,559
  44     8.250%           11.483%          05/10/96         06/01/06        120            65           240         $1,556,068
  45     8.250%           11.483%          05/10/96         06/01/06        120            65           240         $1,209,992
  46     8.250%           11.483%          05/10/96         06/01/06        120            65           240           $868,167
  47     8.250%           11.483%          05/10/96         06/01/06        120            65           240           $749,974
  48     8.250%           11.483%          05/10/96         06/01/06        120            65           240           $743,171
  49     8.250%           11.483%          05/10/96         06/01/06        120            65           240           $736,369
  50     8.250%           11.483%          05/10/96         06/01/06        120            65           240           $541,648
  51     8.250%           11.483%          05/10/96         06/01/06        120            65           240           $444,712
  52     8.250%           11.483%          05/10/96         06/01/06        120            65           240           $416,652
  53     8.250%           11.483%          05/10/96         06/01/06        120            65           240           $368,184
  54     8.250%           11.483%          05/10/96         06/01/06        120            65           240           $312,914
  55     8.250%           11.483%          05/10/96         06/01/06        120            65           240           $298,459
  56     8.250%           11.483%          05/10/96         06/01/06        120            65           240           $256,794
  57     8.300%            9.601%          02/03/00         03/01/10        120           110           300         $8,771,857
  58     7.800%           10.127%          11/12/99         12/01/09        120           107           240         $4,069,707
  59     7.800%           10.127%          11/12/99         12/01/09        120           107           240         $1,798,482
  60     7.800%           10.127%          11/12/99         12/01/09        120           107           240         $1,592,940
  61     7.990%           10.900%          07/21/97         07/01/07        119            78           240         $7,330,787
  62     8.170%           13.809%          12/23/96         01/01/12        180           132           180                 $0
  63     8.170%           13.809%          12/23/96         01/01/12        180           132           180                 $0
  64     8.170%           13.809%          12/23/96         01/01/12        180           132           180                 $0
  65     8.170%           13.809%          12/23/96         01/01/12        180           132           180                 $0
  66     8.170%           13.809%          12/23/96         01/01/12        180           132           180                 $0
  67     8.170%           13.809%          12/23/96         01/01/12        180           132           180                 $0
  68     8.170%           13.809%          12/23/96         01/01/12        180           132           180                 $0
  69     8.170%           13.809%          12/23/96         01/01/12        180           132           180                 $0
  70     8.170%           13.809%          12/23/96         01/01/12        180           132           180                 $0
  71     8.170%           13.809%          12/23/96         01/01/12        180           132           180                 $0
  72     8.170%           13.809%          12/23/96         01/01/12        180           132           180                 $0
  73     8.170%           13.809%          12/23/96         01/01/12        180           132           180                 $0
  74     8.000%            9.311%          07/18/00         08/01/25        300           295           300                 $0
  75     8.040%            9.760%          08/28/97         09/01/07        120            80           300         $7,518,614
  76     8.180%           11.833%          05/11/00         06/01/15        180           173           180                 $0
  77     8.180%           11.833%          05/11/00         06/01/15        180           173           180                 $0
  78     8.180%           11.833%          05/11/00         06/01/15        180           173           180                 $0
  79     8.180%           11.833%          05/11/00         06/01/15        180           173           180                 $0
  80     8.270%            9.936%          08/27/97         09/01/07        120            80           300         $6,809,881
  81     8.460%           10.241%          09/03/96         10/01/11        180           129           300         $5,478,954
  82     8.010%            9.674%          07/07/97         08/01/07        120            79           300         $5,897,220
  83     7.280%            9.674%          12/06/99         08/01/07         91            79           276           $829,659
  84     8.410%           10.044%          08/01/97         09/01/07        120            80           300         $6,527,369
  85     8.120%            9.877%          04/24/97         05/01/07        120            76           300         $6,480,684
  86     8.140%            9.822%          09/02/97         09/01/02         60            20           300         $4,721,292
  87     8.140%            9.822%          09/02/97         09/01/02         60            20           300         $2,314,359
  88     7.940%           10.486%          08/05/99         09/01/19        240           224           240                 $0
  89     8.100%           10.257%          10/18/00         04/01/20        233           231           234            $45,308
  90     8.480%           11.525%          09/17/96         10/01/16        240           189           240                 $0
  91     8.390%           10.128%          01/02/97         02/01/07        120            73           300         $5,300,898
  92     8.310%           10.312%          08/27/97         09/01/07        120            80           276         $4,983,324
  93     8.720%           11.697%          09/06/96         09/01/06        119            68           240         $5,070,551
  94     8.170%           10.269%          06/21/00         07/01/20        240           234           240                 $0
  95     7.990%           11.092%          12/31/96         01/01/07        120            72           240         $4,548,677
  96     8.100%           10.181%          08/15/00         09/01/20        240           236           240                 $0
  97     8.510%           10.249%          11/21/96         12/01/06        120            71           300         $4,907,418
  98     8.140%            9.782%          12/19/96         01/01/07        120            72           312         $4,922,424
  99     8.190%            9.634%          03/27/97         04/30/07        121            76           324         $4,880,719
  100    8.680%           11.583%          12/09/96         12/01/03         84            35           240         $4,652,746
  101    8.200%           10.973%          10/29/97         11/01/17        240           202           240                 $0
  102    8.560%           11.925%          10/09/96         11/01/15        228           178           228                 $0
  103    8.040%           13.181%          09/23/97         10/01/12        180           141           180                 $0
  104    8.170%           11.219%          12/19/96         01/01/07        120            72           240         $3,672,954
  105    8.110%           12.211%          02/06/98         07/01/14        196           162           196                 $0
  106    0.0816            9.865%          07/30/97         08/01/12        180           139           300         $3,202,159
  107    8.220%            9.911%          07/21/00         08/01/10        120           115           240         $3,304,626
  108    0.0803           10.902%          07/16/97         09/01/17        240           200           240                 $0
  109    7.960%           14.611%          12/01/95         12/01/10        180           119           180            $49,465
  110    8.490%           10.474%          08/31/00         09/01/20        240           236           240                 $0
  111    8.050%           10.943%          07/02/97         08/01/17        240           199           240                 $0
  112    8.050%           10.943%          07/02/97         08/01/17        240           199           240                 $0
  113    8.380%           10.226%          06/21/96         07/01/03         84            30           300         $3,883,293
  114    8.390%           13.194%          08/20/96         09/01/11        180           128           197           $641,878
  115    8.230%           10.081%          08/26/96         09/01/06        120            68           300         $3,127,411
  116    7.960%            9.741%          05/07/97         06/01/07        120            77           300         $3,021,534
  117    8.800%           10.797%          03/30/00         04/01/20        240           231           240                 $0
  118    7.980%           11.325%          04/30/96         05/01/16        240           184           240                 $0
  119    8.570%           11.504%          12/31/96         01/01/17        240           192           240                 $0
  120    8.100%            9.453%          01/25/00         02/01/10        120           109           262         $2,433,820
  121    8.100%            9.453%          01/25/00         02/01/10        120           109            39                 $0
  122    8.190%           11.291%          10/15/96         11/01/16        240           190           240                 $0
  123    8.050%           10.291%          12/15/99         01/01/10        120           108           240         $2,174,975
  124    8.160%           11.156%          02/05/97         03/01/07        120            74           240         $2,286,242
  125    8.250%           21.418%          11/05/96         12/01/06        120            71           120                 $0
  126    8.370%           10.157%          10/22/96         11/01/06        120            70           300         $2,526,884
  127    8.080%           10.110%          03/03/97         04/01/07        120            75           300         $2,312,271
  128    8.670%           11.661%          09/16/96         10/01/16        240           189           240                 $0
  129    7.960%           10.701%          02/05/98         03/01/18        240           206           240                 $0
  130    8.220%           13.652%          03/27/97         04/01/12        180           135           180                 $0
  131    8.090%           13.446%          05/01/97         06/01/12        180           137           180                 $0
  132    7.960%           14.692%          10/18/95         11/01/10        180           118           180            $19,150
         8.186%           10.658%                                           147           111           264

-------------------------------------------------------------------------------------------------------------------------------


 Loan      Balloon     Security                                                                                           Zip
  No.       LTV (3)    Type (6)     Address                                             City                    State    Code
-------------------------------------------------------------------------------------------------------------------------------
   1         52.7%       Fee        3000 Cindel Drive                                   Cinnaminson Township      NJ     08016
   2         52.7%       Fee        2703 Cindel Drive                                   Delran Township           NJ     08016
   3         52.7%       Fee        823 Eastgate                                        Mount Laurel Township     NJ     08054
   4         52.7%       Fee        1817 Route 130                                      Bensalem                  NJ     08016
   5         52.7%       Fee        399 Dulty's Lane                                    Bensalem                  NJ     08016
   6         52.7%       Fee        600 Glen Court                                      Moorestown Township       NJ     08057
   7         52.7%       Fee        397 Dulty's Lane                                    Bensalem                  NJ     08016
   8         52.7%       Fee        614 Heron Drive                                     Logan Township            NJ     08085
   9         52.7%       Fee        603 Heron Drive                                     Bridgeport                NJ     08085
  10         52.7%       Fee        204 Center Square Road                              Logan Township            NJ     08085
  11         52.7%       Fee        102 Gaither Drive                                   Mount Laurel Township     NJ     08054
  12         60.0%       Fee        850 Stephenson Highway                              Troy                      MI     48084
  13         60.0%       Fee        750 Stephenson Highway                              Troy                      MI     48084
  14         60.0%       Fee        1400 Stephenson Highway                             Troy                      MI     48084
  15          0.0%       Fee        50 West State Street                                Trenton                   NJ     08608
  16         34.3%       Fee        6000 & 8000 Midlantic Drive                         Mt. Laurel Township       NJ     08054
  17         59.7%       Fee        Mountain View Drive                                 West Mifflin              PA     15122
  18          0.0%       Fee        75-95 Jaycee Drive                                  West Hazelton Borough     PA     18201
  19          0.0%       Fee        350-390 N. Pennsylvania Avenue                      Wilkes-Barre City         PA     18702
  20          0.0%       Fee        155 Stewart Road                                    Hanover Township          PA     18702
  21          0.0%       Fee        600 Baltimore Drive                                 Plains Township           PA     18702
  22          0.0%       Fee        225 Stewart Road                                    Hanover Township          PA     18702
  23          0.0%       Fee        565 Oak Ridge Road                                  Hazel Township            PA     18201
  24          0.0%       Fee        1150 Crestwood Drive                                Wright Township           PA     18707
  25          0.0%       Fee        165 Commerce Drive                                  Hanover Township          PA     18702
  26          0.0%       Fee        1200 Sathers Drive                                  Pittston Township         PA     18640
  27          0.0%       Fee        15 & 19 Burt Collins Drive                          Throop Borough            PA     18503
  28         67.7%       Fee        3220 Duval Road                                     Austin                    TX     78759
  29         59.3%       Fee        4227 North 27th Avenue                              Phoenix                   AZ     85017
  30         59.3%       Fee        200 East Southern Avenue                            Tempe                     AZ     85282
  31         59.3%       Fee        5525 South Mission Road                             Tucson                    AZ     85746
  32         43.9%       Fee        5374 Baseline Road                                  Montgomery                IL     60538
  33         43.9%       Fee        5885 Fulton Industrial Blvd.                        Atlanta                   GA     30387
  34         43.9%       Fee        21800 S. Cicero Ave.                                Matteson                  IL     60443
  35         45.2%       Fee        1285 and 1295 Northland Drive                       Mendota Heights           MN     55120
  36         45.2%       Fee        1250 and 1270 Northland Drive                       Mendota Heights           MN     55120
  37          0.0%       Fee        3900 Washington Rd./U.S. Route 19                   McMurray/Peters Township  PA     15317
  38         52.3%       Fee        Route 313 & 611                                     Plumstead Township        PA     18901
  39         58.5%       Fee        NEC I-85 and W.T. Harris Boulevard                  Charlotte                 NC     28262
  40         67.9%       Fee        9300 SW 137 Avenue                                  Miami                     FL     33186
  41         67.9%       Fee        2950 Bixby Avenue                                   Boulder                   CO     80303
  42         51.0%       Fee        151 VFW Parkway                                     Revere                    MA     02151
  43         51.5% Fee & Leasehold  7001-7025 Manchester Blvd.                          Franconia                 VA     22310
  44         41.1%       Fee        550 Glen Avenue                                     Moorestown Twp            NJ     08057
  45         41.1%       Fee        20 West Stow Road                                   Evesham                   NJ     08053
  46         41.1%       Fee        1825 Underwood Boulevard                            Delran                    NJ     08075
  47         41.1%       Fee        1829 Underwood Boulevard                            Delran                    NJ     08075
  48         41.1%       Fee        1816 Underwood Boulevard                            Delran                    NJ     08075
  49         41.1%       Fee        1819 Underwood Boulevard                            Delran                    NJ     08075
  50         41.1%       Fee        1812 Underwood Boulevard                            Delran                    NJ     08075
  51         41.1%       Fee        One Underwood Court                                 Delran                    NJ     08075
  52         41.1%       Fee        1801 Underwood Boulevard                            Delran                    NJ     08075
  53         41.1%       Fee        1835 Underwood Boulevard                            Delran                    NJ     08075
  54         41.1%       Fee        1803 Underwood Boulevard                            Delran                    NJ     08075
  55         41.1%       Fee        1810 Underwood Boulevard                            Delran                    NJ     08075
  56         41.1%       Fee        1822 Underwood Boulevard                            Delran                    NJ     08075
  57         58.1%       Fee        US Route 1 & Interplex Circle                       Bensalem Township         PA     19053
  58         51.4%       Fee        757 & 835 Springdale Drive                          West Whiteland            PA     19341
  59         51.4%       Fee        1504 Glen Avenue                                    Moorestown                NJ     08057
  60         51.4%       Fee        815 Sumneytown Pike                                 Upper Gwynedd             PA     19446
  61         50.5%       Fee        27557-27949 23 Mile Road/51170-51382 Gratiot Avenue Chesterfield              MI     48051
  62          0.0%       Fee        1424-1540 Atlantic                                  North Kansas City         MO     64116
  63          0.0%       Fee        1502-48 Gentry                                      North Kansas City         MO     64116
  64          0.0%       Fee        1501-49 Erie                                        North Kansas City         MO     64116
  65          0.0%       Fee        1715-1829 Linn Street                               North Kansas City         MO     64116
  66          0.0%       Fee        1403-55 Murray Street                               North Kansas City         MO     64116
  67          0.0%       Fee        2100-24 Atlantic                                    North Kansas City         MO     64116
  68          0.0%       Fee        1500-48 Erie                                        North Kansas City         MO     64116
  69          0.0%       Fee        1906-40 Linn                                        North Kansas City         MO     64116
  70          0.0%       Fee        1952-86 Linn                                        North Kansas City         MO     64116
  71          0.0%       Fee        1221-25 Atlantic                                    North Kansas City         MO     64116
  72          0.0%       Fee        1519-45 Atlantic                                    North Kansas City         MO     64116
  73          0.0%       Fee        2105-11 Atlantic                                    North Kansas City         MO     64116
  74          0.0%       Fee        60 Crabtree Crossing Parkway                        Morrisville               NC     27560
  75         58.5%       Fee        26261 Evergreen Road                                Southfield                MI     48076
  76          0.0%       Fee        3265 Sheridan Drive                                 Amherst                   NY     14226
  77          0.0%       Fee        2561 Union Road                                     Cheektowaga               NY     14227
  78          0.0%       Fee        4937 Transit Road                                   Lancaster                 NY     14043
  79          0.0%       Fee        2391 Grand Island Boulevard                         Grand Island              NY     14072
  80         56.2%       Fee        5300 North Powerline Road                           Fort Lauderdale           FL     33309
  81         46.5%       Fee        151 Dallas Cowboys Parkway                          Irving                    TX     75063
  82         51.4%       Fee        7777 Glades Road                                    Boca Raton                FL     33434
  83         51.4%       Fee        7777 Glades Road                                    Boca Raton                FL     33434
  84         59.6%       Fee        8220 & 8240 North Naab Road                         Indianapolis              IN     46260
  85         65.4%       Fee        2000-2100 Bethel Road                               Columbus                  OH     43220
  86         58.0%       Fee        7020-7051 Portwest Drive,                           Houston                   TX     97037
  87         58.0%       Fee        6950-6990 Portwest Drive North                      Houston                   TX     97037
  88          0.0%       Fee        SWC Fair Oaks & Orange Grove Blvd.                  Pasadena                  CA     91103
  89          0.4%       Fee        220, 230 & 280 Executive Drive                      Cranberry Township        PA     16066
  90          0.0%       Fee        1500 McMullen-Booth Road                            Clearwater                FL     33759
  91         52.5%       Fee        29100 Franklin Road                                 Southfield                MI     48034
  92         49.5%       Fee        701 & 820 Forest Point Circle                       Charlotte                 NC     28273
  93         33.6%       Fee        S/W/C Broadway Blvd & Craycroft Road                Tucson                    AZ     85711
  94          0.0%       Fee        10381-10443 Bandley Drive                           Cupertino                 CA     95014
  95         30.5%       Fee        2600 Kitty Hawk Road                                Livermore                 CA     94550
  96          0.0%       Fee        11861 Valley View Street                            Garden Grove              CA     92845
  97         51.3%       Fee        9000 Keystone Crossing                              Indianapolis              IN     46240
  98         57.5%       Fee        2115 Rexford                                        Charlotte                 NC     28211
  99         46.7%       Fee        3400, 3440 & 3480 East Britannia Drive              Tucson                    AZ     85706
  100        37.2%       Fee        1525 Perimeter Parkway                              Huntsville                AL     35806
  101         0.0%       Fee        Lincoln Highway & State Route 41                    Salisbury                 PA     17527
  102         0.0%       Fee        441 Highway 96                                      Shoreview                 MN     55126
  103         0.0%       Fee        461 South Boot Road                                 Downingtown               PA     19335
  104        49.0%       Fee        NE Route 42 and SE Gordon Street                    Monroe Township           NJ     08094
  105         0.0%       Fee        5104 North Blythe Avenue                            Fresno                    CA     93722
  106        24.9%       Fee        4350 State Bridge Road                              Alpharetta                GA     30022
  107        49.0%       Fee        4121 N. Atlantic Blvd.                              Auburn Hills              MI     48326
  108         0.0%       Fee        4081-4185 North Oakland Avenue                      Shorewood                 WI     53211
  109         0.6%       Fee        5230, 5249-5251 W. 73rd Street and 7200 Ohms Lane   Edina                     MN     55435
  110         0.0%       Fee        32nd & 33rd Streets                                 Pittsburgh                PA     15201
  111         0.0%       Fee        Various                                             Philadelphia              PA    Various
  112         0.0%       Fee        3401-23 Simpson Street                              Ocean City                NJ     08226
  113        50.6%       Fee        534 Hunt Lane                                       San Antonio               TX     78245
  114         7.3%       Fee        171-187 17th Street                                 Costa Mesa                CA     92627
  115        68.9%       Fee        16500 SE 82nd Drive                                 Clackamas                 OR     97015
  116        69.8%       Fee        1613 SW 49th Street                                 Corvallis                 OR     97035
  117         0.0%       Fee        21101-21211 Oxnard Street & 601 Variel Avenue       Woodland Hills            CA     91367
  118         0.0%       Fee        2481 Cleveland Avenue North                         Roseville                 MN     55113
  119         0.0%       Fee        1986 Freedom Boulevard                              Watsonville (Freedom)     CA     95019
  120        58.0%       Fee        3551 and 3599 North University Drive                Sunrise                   FL     33351
  121         0.0%       Fee        3551 and 3599 North University Drive                Sunrise                   FL     33351
  122         0.0%       Fee        East 22819 Appleway Avenue                          Liberty Lake              WA     99019
  123        51.2%       Fee        2705 South Industrial Highway                       Ann Arbor                 MI     48104
  124        28.3%       Fee        675 East 500 South                                  Salt Lake City            UT     84102
  125         0.0%       Fee        180 Welles Street                                   Forty Fort Borough        PA     18704
  126        46.2%       Fee        710 Kipling Street                                  Lakewood                  CO     80215
  127        49.7%       Fee        33300-33360 Central Avenue                          Union City                CA     94587
  128         0.0%       Fee        16100 NW Cornell Road                               Beaverton                 OR     97006
  129         0.0%       Fee        Various                                             Various                   NJ    Various
  130         0.0%       Fee        1400-1550 Whipple Road                              Union City                CA     94587
  131         0.0%       Fee        2305 South 1070 West Street                         West Valley City          UT     84119
  132         0.5%       Fee        2000 West 94th Street                               Bloomington               MN     55431
             36.3%

----------------------------------------------------------------------------------------------------------------------------

                                                                                                                        Net
 Loan   Property        Property                                 Year                      Year                   Operating
  No.   Type            Sub-Type             Units/NSF           Built                   Renovated                   Income
----------------------------------------------------------------------------------------------------------------------------
   1    Industrial      Warehouse              209,657           1989                       NAP                    $826,058
   2    Industrial      Warehouse              218,000           1996                       NAP                    $876,340
   3    Industrial      Flex Industrial        146,898           1976                       NAP                    $598,696
   4    Industrial      Warehouse              163,500           1976                       NAP                    $511,034
   5    Industrial      Warehouse               84,484           1989                       NAP                    $349,076
   6    Industrial      Warehouse               85,337           1978                       NAP                    $302,782
   7    Industrial      Warehouse               85,648           1989                       NAP                    $311,661
   8    Industrial      Flex Industrial         52,910           1975                       NAP                    $195,382
   9    Industrial      Flex Industrial         43,233           1977                       NAP                    $156,096
  10    Industrial      Warehouse               57,680           1975                       NAP                    $208,925
  11    Industrial      Flex Industrial         32,079           1977                       NAP                    $101,649
  12    Office          Suburban               133,061           1981                       NAP                  $1,543,371
  13    Office          Suburban               138,075           1979                       NAP                  $1,425,369
  14    Office          Suburban                73,375           1984                       NAP                    $907,694
  15    Office          Urban                  367,164       1920's, 1989                  1994                  $4,388,302
  16    Office          Suburban               345,373        1986 & 1987                   NAP                  $4,139,393
  17    Retail          Anchored               277,141          1996-97                     NAP                  $2,631,512
  18    Industrial      Warehouse              150,008        1960, 1995                1965, 1976                 $474,118
  19    Industrial      Warehouse              180,211      1940's, 1950's                 1989                    $388,145
  20    Industrial      Office/Warehouse        70,000           1995                       NAP                    $337,454
  21    Office          Suburban                31,359           1995                       NAP                    $374,378
  22    Industrial      Office/Warehouse        40,000           1994                       NAP                    $289,746
  23    Industrial      Warehouse               76,800           1996                       NAP                    $226,400
  24    Industrial      Warehouse               36,000           1989                       NAP                    $116,839
  25    Industrial      Warehouse              140,000           1998                       NAP                    $361,617
  26    Industrial      Warehouse               70,000           1997                       NAP                    $361,618
  27    Industrial      Warehouse               80,430        1989, 1990                    NAP                    $451,528
  28    Multifamily     Garden Apartments          588         1984/1986                    NAP                  $2,376,441
  29    Multifamily     Garden Apartments          468           1985                       NAP                  $1,150,884
  30    Multifamily     Garden Apartments          192         1985/1986                    NAP                    $827,397
  31    Multifamily     Garden Apartments          248         1988-1989                    NAP                    $782,735
  32    Industrial      Warehouse              574,701         1974/1979                    NAP                  $1,773,863
  33    Industrial      Warehouse              408,887           1974                       NAP                    $550,831
  34    Industrial      Warehouse              442,810      1970/1993/1995                  NAP                    $900,997
  35    Office          Suburban               146,808       1988 and 1994                  NAP                  $1,652,643
  36    Office          Suburban               148,250         1998/1999                    NAP                  $1,650,099
  37    Retail          Grocery Anchored       277,894      1963/1975/1981          1987/1990/1994/1996          $2,428,791
  38    Retail          Anchored               205,909           1989                       NAP                  $1,835,219
  39    Retail          Anchored               189,589           1996                       NAP                  $2,041,612
  40    Multifamily     Garden Apartments          208           1988                      1994                    $953,085
  41    Multifamily     Garden Apartments          163           1973                       NAP                    $889,951
  42    Retail          Grocery Anchored       135,007           1996                       NAP                  $1,943,144
  43    Retail          Grocery Anchored       159,948         1989/1990                    NAP                  $2,030,101
  44    Industrial      Warehouse              102,232           1975                       NAP                    $411,074
  45    Industrial      Warehouse               65,094           1985                       NAP                    $299,472
  46    Industrial      Office/Warehouse        47,004           1973                      1995                    $181,774
  47    Industrial      Office/Warehouse        40,024           1975                       NAP                    $187,106
  48    Industrial      Office/Warehouse        34,707           1976                       NAP                    $198,945
  49    Industrial      Office/Warehouse        41,356           1974                       NAP                    $181,286
  50    Industrial      Office/Warehouse        30,109           1974                       NAP                    $135,167
  51    Industrial      Flex Industrial         21,427           1982                       NAP                     $88,426
  52    Industrial      Office/Warehouse        24,965           1974                       NAP                     $83,532
  53    Industrial      Flex Industrial         23,740           1984                      1995                     $81,932
  54    Industrial      Flex Industrial         17,600           1974                       NAP                     $65,212
  55    Industrial      Office/Warehouse        22,174           1975                       NAP                     $90,922
  56    Industrial      Office/Warehouse        15,640           1980                       NAP                     $62,801
  57    Office          Suburban               111,774           1985                       NAP                  $1,261,506
  58    Industrial      Flex Industrial         75,050        1984 / 1988                   NAP                    $800,556
  59    Industrial      Warehouse              100,550           1980                      1992                    $389,452
  60    Office          Suburban                25,340           1993                       NAP                    $310,921
  61    Retail          Grocery Anchored       133,309           1996                       NAP                  $1,379,237
  62    Industrial      Warehouse              156,793           1968                       NAP                    $335,157
  63    Industrial      Warehouse              111,384           1970                       NAP                    $232,517
  64    Industrial      Warehouse              111,748           1971                       NAP                    $202,764
  65    Industrial      Warehouse               80,900           1962                       NAP                    $206,005
  66    Industrial      Warehouse               67,350         1956/1969                    NAP                    $142,207
  67    Industrial      Warehouse               50,050           1975                       NAP                    $117,831
  68    Industrial      Warehouse               46,240           1971                       NAP                    $106,292
  69    Industrial      Warehouse               26,280           1978                       NAP                     $84,496
  70    Industrial      Warehouse               26,190           1978                       NAP                     $87,614
  71    Industrial      Warehouse               33,495           1968                       NAP                     $75,924
  72    Industrial      Warehouse               40,000           1955                       NAP                     $85,563
  73    Industrial      Warehouse               20,207           1975                       NAP                     $52,692
  74    Multifamily     Garden Apartments          208           1999                       NAP                  $1,190,312
  75    Office          Suburban               157,415           1979                       NAP                  $1,151,902
  76    Retail          Free Standing           10,908           1999                       NAP                    $344,075
  77    Retail          Free Standing           10,908           1999                       NAP                    $250,933
  78    Retail          Free Standing           10,908           1999                       NAP                    $211,621
  79    Retail          Free Standing           10,908           1999                       NAP                    $197,325
  80    Industrial      Warehouse              319,907           1976                     1995-96                $1,273,288
  81    Multifamily     Garden Apartments          300           1995                       NAP                  $1,061,292
  82    Office          Suburban                81,945           1985                      1996                  $1,210,917
  83    Office          Suburban                81,945           1985                      1996                  $1,210,917
  84    Office          Medical                 76,795        1978, 1992                 1990, NAP               $1,013,877
  85    Retail          Grocery Anchored       147,427    1982/1985/1992/1997               NAP                    $891,256
  86    Industrial      Warehouse              149,699           1981                       NAP                    $794,898
  87    Industrial      Warehouse               56,965           1984                       NAP                    $357,586
  88    Retail          Grocery Anchored        69,282           1998                       NAP                    $887,793
  89    Industrial      Office/Warehouse       144,500      1985,1988,1999                 1996                  $1,104,558
  90    Retail          Grocery Anchored       172,600           1989                       NAP                  $1,284,339
  91    Office          Suburban                94,105           1984                       NAP                  $1,009,018
  92    Office          Suburban                87,898         1996/1997                    NAP                    $955,959
  93    Retail          Unanchored             108,914        1988 & 1990                   NAP                  $1,587,056
  94    Office          Suburban                52,438           1979                       NAP                  $1,043,663
  95    Industrial      Flex Industrial        164,250         1982/1984                    NAP                  $1,415,442
  96    Retail          Free Standing           55,164           2000                       NAP                    $665,832
  97    Office          Suburban               133,987           1975                       NAP                    $908,687
  98    Office          Suburban                72,730           1980                      1992                    $769,979
  99    Industrial      Flex Industrial        163,663           1984                       NAP                    $993,431
  100   Office          Suburban               137,578           1989                       NAP                  $1,187,771
  101   Retail          Grocery Anchored        84,071           1996                       NAP                    $707,790
  102   Retail          Free Standing           68,500           1995                       N/A                    $654,184
  103   Industrial      Warehouse              200,000       1966 and 1997                  NAP                    $810,714
  104   Retail          Grocery Anchored        80,451           1987                       NAP                    $674,535
  105   Office          Suburban                51,600           1997                       NAP                    $715,750
  106   Retail          Grocery Anchored        94,544           1997                       NAP                  $1,157,854
  107   Industrial      Office/Warehouse        81,230           2000                       NAP                    $599,149
  108   Retail          Grocery Anchored        48,000      1948/1953/1993                 1997                    $666,319
  109   Industrial      Warehouse              191,599     1979, 1980, 1981                 NAP                    $852,914
  110   Industrial      Warehouse               88,000           1999                       NAP                    $543,378
  111   Retail          Free Standing           22,000           1997                       NAP                    $368,063
  112   Retail          Free Standing            8,400           1993                       NAP                    $174,350
  113   Multifamily     Garden Apartments          268           1984                      1996                    $757,562
  114   Retail          Grocery Anchored        74,843           1979                      1988                    $793,105
  115   Multifamily     Garden Apartments           96           1996                       NAP                    $409,902
  116   Multifamily     Garden Apartments           96           1997                       NAP                    $413,854
  117   Industrial      Warehouse               60,260          1972/3                      NAP                    $485,846
  118   Industrial      Warehouse              138,900           1995                       NAP                    $526,164
  119   Retail          Grocery Anchored        93,731           1973               1988/1989/1993/1994            $777,743
  120   Retail          Anchored                17,730           1999                       NAP                    $343,044
  121   Retail          Anchored                17,730           1999                       NAP                    $343,044
  122   Industrial      Office/Warehouse       138,593           1996                       NAP                    $618,402
  123   Office          Suburban                37,875           1999                       NAP                    $397,616
  124   Office          Urban                   74,319           1981                       NAP                    $767,250
  125   Industrial      Warehouse              381,881         1949-1970                 1999/2000                 $945,734
  126   Office          Suburban                58,260           1981                       NAP                    $519,782
  127   Industrial      Warehouse               94,748         1996-1997                    NAP                    $441,760
  128   Office          Suburban                33,151           1996                       NAP                    $421,558
  129   Retail          Free Standing           20,250           1997                       NAP                    $329,067
  130   Industrial      Warehouse              106,374           1986                       NAP                    $505,956
  131   Industrial      Warehouse               56,000           1996                       NAP                    $296,907
  132   Industrial      Warehouse              100,850      1963,1966,1968                 1995                    $453,056

------------------------------------------------------------------------------------------------------------------------------

                                                                                                                    Source
 Loan   Underwritable            Monthly                           Implied           Market         Cap Rate          of
  No.       Cash Flow         Payment (7)         DSCR (3)         DSCR (3) (8)     Value(9)         Rate (9)      Value (9)
------------------------------------------------------------------------------------------------------------------------------
   1         $752,678            $65,211             1.18             1.42       $8,260,000            10.0%     Market Study
   2         $800,040            $50,833             1.18             1.42       $8,763,000            10.0%     Market Study
   3         $510,557            $34,509             1.18             1.42       $5,840,000            10.3%     Market Study
   4         $453,809            $32,648             1.18             1.42       $5,110,000            10.0%     Market Study
   5         $319,507            $17,931             1.18             1.42       $3,490,000            10.0%     Market Study
   6         $272,914            $17,001             1.18             1.42       $2,954,000            10.2%     Market Study
   7         $281,684            $15,732             1.18             1.42       $3,116,000            10.0%     Market Study
   8         $174,282            $15,478             1.18             1.42       $1,775,000            11.0%     Market Study
   9         $132,318            $12,264             1.18             1.42       $1,420,000            11.0%     Market Study
  10         $188,737            $10,488             1.18             1.42       $1,990,000            10.5%     Market Study
  11          $82,401             $8,712             1.18             1.42       $1,184,000             8.6%     Market Study
  12       $1,377,045            $98,484             1.16             1.26      $16,500,000            10.2%       Appraisal
  13       $1,252,775            $92,026             1.16             1.26      $16,000,000             9.4%       Appraisal
  14         $815,975            $56,507             1.16             1.26       $9,375,000            11.3%       Appraisal
  15       $3,941,548           $310,901             1.06             1.49      $48,091,000             9.1%     Market Study
  16       $3,712,940           $205,552             1.51             1.89      $48,700,000             8.5%     Market Study
  17       $2,587,182           $178,765             1.21             1.34      $30,959,000             8.5%     Market Study
  18         $421,615            $28,081             1.18             1.57       $4,741,000            10.0%     Market Study
  19         $298,039            $26,733             1.18             1.57       $3,881,000            10.0%     Market Study
  20         $295,454            $23,343             1.18             1.57       $3,375,000            10.0%     Market Study
  21         $335,179            $22,357             1.18             1.57       $3,744,000            10.0%     Market Study
  22         $265,746            $18,083             1.18             1.57       $2,897,000            10.0%     Market Study
  23         $199,520            $17,648             1.18             1.57       $2,264,000            10.0%     Market Study
  24         $104,239             $8,650             1.18             1.57       $1,168,000            10.0%     Market Study
  25         $322,767            $18,812             1.18             1.57       $3,616,000            10.0%     Market Study
  26         $322,768            $18,812             1.18             1.57       $3,616,000            10.0%     Market Study
  27         $411,312            $26,929             1.18             1.57       $4,515,000            10.0%     Market Study
  28       $2,229,441           $136,634             1.36             1.20      $28,700,000             7.8%       Appraisal
  29       $1,033,884            $60,992             1.41             1.48      $12,163,000             8.5%     Market Study
  30         $779,397            $44,825             1.41             1.48       $9,169,000             8.5%     Market Study
  31         $720,735            $43,723             1.41             1.48       $7,587,000             9.5%     Market Study
  32       $1,570,643            $73,748             1.34             1.69      $17,306,000            10.2%     Market Study
  33         $407,720            $56,794             1.34             1.69       $5,508,310            10.0%     Market Study
  34         $746,038            $38,993             1.34             1.69       $8,790,000            10.3%     Market Study
  35       $1,476,473            $75,948             1.78             1.85      $17,750,000             9.3%       Appraisal
  36       $1,472,199            $61,789             1.78             1.85      $14,440,000            12.4%       Appraisal
  37       $2,317,633           $151,403             1.28             1.60      $25,565,000             9.5%     Market Study
  38       $1,752,856           $122,539             1.19             1.31      $19,318,000             9.5%       Appraisal
  39       $1,918,379           $126,588             1.26             1.44      $22,071,000             9.3%     Market Study
  40         $901,085            $60,901             1.36             1.46      $10,012,000             9.0%     Market Study
  41         $849,201            $46,246             1.36             1.46       $8,492,000            10.0%     Market Study
  42       $1,889,141            $89,721             1.75             1.79      $21,590,000             9.0%     Market Study
  43       $1,966,122            $95,857             1.71             1.90      $21,369,000             9.5%     Market Study
  44         $375,258            $19,086             1.50             1.92       $4,111,000            10.0%     Market Study
  45         $270,180            $14,841             1.50             1.92       $2,995,000            10.0%     Market Study
  46         $165,323            $10,648             1.50             1.92       $1,818,000            10.0%     Market Study
  47         $173,099             $9,199             1.50             1.92       $1,871,000            10.0%     Market Study
  48         $186,797             $9,115             1.50             1.92       $1,989,000            10.0%     Market Study
  49         $162,675             $9,032             1.50             1.92       $1,813,000            10.0%     Market Study
  50         $124,629             $6,643             1.50             1.92       $1,352,000            10.0%     Market Study
  51          $78,784             $5,455             1.50             1.92         $884,000            10.0%     Market Study
  52          $74,794             $5,110             1.50             1.92         $835,300            10.0%     Market Study
  53          $73,623             $4,516             1.50             1.92         $819,000            10.0%     Market Study
  54          $54,652             $3,838             1.50             1.92         $652,000            10.0%     Market Study
  55          $83,161             $3,661             1.50             1.92         $909,000            10.0%     Market Study
  56          $57,327             $3,150             1.50             1.92         $628,000            10.0%     Market Study
  57       $1,197,794            $85,355             1.17             1.25      $15,100,000             8.4%       Appraisal
  58         $707,868            $48,948             1.24             1.40       $7,925,000            10.1%       Appraisal
  59         $349,231            $21,631             1.24             1.40       $3,500,000            11.1%       Appraisal
  60         $279,246            $19,159             1.24             1.40       $3,100,000            10.0%       Appraisal
  61       $1,326,037            $88,424             1.25             1.51      $14,518,000             9.5%     Market Study
  62         $272,440            $21,724             1.09             1.67       $3,192,000            10.5%        PPM UW
  63         $187,963            $15,448             1.09             1.67       $2,214,000            10.5%        PPM UW
  64         $158,065            $14,000             1.09             1.67       $1,931,000            10.5%        PPM UW
  65         $173,645            $11,103             1.09             1.67       $1,962,000            10.5%        PPM UW
  66         $115,266             $7,820             1.09             1.67       $1,354,000            10.5%     Market Study
  67          $97,811             $7,338             1.09             1.67       $1,122,000            10.5%        PPM UW
  68          $87,793             $6,614             1.09             1.67       $1,012,000            10.5%        PPM UW
  69          $73,984             $5,600             1.09             1.67         $805,000            10.5%        PPM UW
  70          $77,137             $5,600             1.09             1.67         $834,000            10.5%        PPM UW
  71          $62,526             $4,876             1.09             1.67         $723,000            10.5%        PPM UW
  72          $69,563             $4,827             1.09             1.67         $815,000            10.5%        PPM UW
  73          $45,609             $3,669             1.09             1.67         $502,000            10.5%        PPM UW
  74       $1,148,712            $71,007             1.35             1.39      $13,000,000             8.8%       Appraisal
  75         $958,761            $72,026             1.11             1.20      $12,850,000             9.0%     Market Study
  76         $342,439            $32,214             1.01             1.33       $4,880,000             7.1%       Appraisal
  77         $249,297            $18,879             1.01             1.33       $2,860,000             8.8%       Appraisal
  78         $209,985            $16,505             1.01             1.33       $2,500,000             8.5%       Appraisal
  79         $195,689            $14,518             1.01             1.33       $2,200,000             9.0%       Appraisal
  80       $1,161,320            $66,145             1.46             1.62      $12,127,000            10.5%     Market Study
  81       $1,001,292            $67,814             1.23             1.40      $11,780,000             8.5%        PPM UW
  82       $1,112,583            $56,391             1.45             1.56      $13,091,000             9.2%        PPM UW
  83       $1,112,583             $7,475             1.45             1.56      $13,091,000             9.2%        PPM UW
  84         $907,929            $63,934             1.18             1.32      $10,961,000             9.2%     Market Study
  85         $832,285            $62,383             1.11             1.22       $9,903,000             9.0%     Market Study
  86         $720,048            $39,836             1.46             1.60       $8,367,000             9.5%        PPM UW
  87         $323,407            $19,528             1.46             1.60       $3,764,000             9.5%        PPM UW
  88         $857,989            $60,913             1.17             1.37       $9,400,000             9.4%       Appraisal
  89       $1,017,858            $57,998             1.46             1.67      $10,400,000            10.6%       Appraisal
  90       $1,215,299            $62,392             1.62             2.08      $13,519,000             9.5%        PPM UW
  91         $891,387            $51,859             1.43             1.61      $10,090,000            10.0%        PPM UW
  92         $850,481            $52,072             1.36             1.56      $10,063,000             9.5%        PPM UW
  93       $1,516,262            $63,137             2.00             2.60      $15,115,000            10.5%        PPM UW
  94       $1,020,065            $51,331             1.66             1.89      $15,150,000             6.9%       Appraisal
  95       $1,281,332            $55,164             1.94             2.39      $14,899,000             9.5%        PPM UW
  96         $657,557            $49,718             1.10             1.25       $8,200,000             8.1%       Appraisal
  97         $741,203            $48,354             1.28             1.45       $9,565,000             9.5%        PPM UW
  98         $679,066            $45,934             1.23             1.34       $8,555,000             9.0%     Market Study
  99         $895,234            $44,497             1.68             1.79      $10,457,000             9.5%        PPM UW
  100      $1,015,798            $49,678             1.70             2.19      $12,503,000             9.5%        PPM UW
  101        $674,152            $46,691             1.20             1.47       $7,864,000             9.0%        PPM UW
  102        $643,909            $48,016             1.12             1.48       $7,269,000             9.0%        PPM UW
  103        $740,714            $52,688             1.17             1.72       $8,534,000             9.5%        PPM UW
  104        $642,354            $44,894             1.19             1.49       $7,495,000             9.0%        PPM UW
  105        $679,630            $48,411             1.17             1.59       $7,534,000             9.5%        PPM UW
  106      $1,120,036            $39,122             2.39             2.62      $12,865,000             9.0%        PPM UW
  107        $570,718            $38,554             1.23             1.36       $6,740,000             8.9%       Appraisal
  108        $647,119            $41,915             1.29             1.56       $7,404,000             9.0%        PPM UW
  109        $757,114            $54,341             1.16             1.88       $8,978,000             9.5%        PPM UW
  110        $512,672            $37,289             1.15             1.33       $5,700,000             9.5%       Appraisal
  111        $364,748            $25,984             1.18             1.43       $4,090,000             9.0%        PPM UW
  112        $173,090            $12,006             1.18             1.43       $1,937,000             9.0%        PPM UW
  113        $690,562            $34,876             1.65             1.87       $7,673,000             9.0%        PPM UW
  114        $763,168            $40,177             1.58             2.32       $8,812,000             9.0%        PPM UW
  115        $385,902            $30,304             1.06             1.19       $4,540,000             8.5%     Market Study
  116        $389,854            $28,805             1.13             1.22       $4,332,000             9.0%     Market Study
  117        $449,690            $30,155             1.24             1.49       $5,600,000             8.7%       Appraisal
  118        $477,549            $31,320             1.27             1.60       $5,539,000             9.5%        PPM UW
  119        $688,923            $31,401             1.83             2.34       $8,187,000             9.5%        PPM UW
  120        $340,384            $21,263             1.10             1.16       $4,200,000             8.2%       Appraisal
  121        $340,384             $4,426             1.10             1.16       $4,200,000             8.2%       Appraisal
  122        $562,943            $29,691             1.58             1.98       $6,509,000             9.5%     Market Study
  123        $352,166            $26,446             1.11             1.27       $4,250,000             9.4%       Appraisal
  124        $674,351            $27,932             2.01             2.49       $8,076,000             9.5%        PPM UW
  125        $789,163            $52,127             1.26             3.00       $9,457,000            10.0%        PPM UW
  126        $449,870            $24,691             1.52             1.71       $5,471,000             9.5%        PPM UW
  127        $403,861            $23,314             1.44             1.62       $4,650,000             9.5%        PPM UW
  128        $380,119            $25,480             1.24             1.61       $4,437,000             9.5%        PPM UW
  129        $326,029            $23,142             1.17             1.40       $3,656,000             9.0%  PPM UW / Appraisal
  130        $463,406            $22,757             1.70             2.57       $5,326,000             9.5%        PPM UW
  131        $274,264            $21,619             1.06             1.58       $3,125,000             9.5%     Market Study
  132        $412,715            $21,450             1.60             2.62       $4,301,000            10.5%        PPM UW
                                                     1.34x            1.58x

------------------------------------------------------------------------------------------------------------------------------

             Cut-off
 Loan         Date               Percent                                          Tenant Information(11)                Due
  No.        LTV (3)           Leased (10)            Date            Largest Tenant                         % NSF   Date (12)
------------------------------------------------------------------------------------------------------------------------------
   1          70.5%                 100.0%          09/11/00          Sea Gull Holdings, Inc.                 100.0%     1
   2          70.5%                 100.0%          07/18/00          Chesapeake Display/Packaging             61.1%     1
   3          70.5%                 100.0%          07/18/00          Konica Photo Imaging, Inc.               26.5%     1
   4          70.5%                 100.0%          07/18/00          Distributec, Inc.                       100.0%     1
   5          70.5%                 100.0%          08/24/00          American Flexible Conduit               100.0%     1
   6          70.5%                 100.0%          07/18/00          Distributec, Inc.                       100.0%     1
   7          70.5%                 100.0%          07/18/00          Burlington Coat Factory                 100.0%     1
   8          70.5%                  89.0%          07/18/00          VSE Corporation                          27.3%     1
   9          70.5%                 100.0%          07/18/00          Pandrol USA, LP                          27.0%     1
  10          70.5%                 100.0%          07/18/00          Tristar Fulfillment Services            100.0%     1
  11          70.5%                  84.0%          07/18/00          PLCS, Inc.                               45.4%     1
  12          72.6%                 100.0%          07/20/00          Oxford Automotive                        13.6%     1
  13          72.6%                 100.0%          07/20/00          Textron Automotive Co.                   85.7%     1
  14          72.6%                 100.0%          07/20/00          General Motors (sub-lessee)             100.0%     1
  15          61.0%                  92.0%          07/01/00          N. J. Dept. of Treasury                  45.2%     1
  16          44.7%                  99.0%          07/18/00          Inrange Technologies, Inc.               15.9%     1
  17          69.5%                 100.0%          07/31/00          Home Depot USA, Inc.                     47.6%     1
  18          62.2%                  97.0%          06/01/00          PROP. "A" - Preferred Develop.           58.2%     1
  19          62.2%                  92.0%          06/01/00          The Lion, Inc.                           42.5%     1
  20          62.2%                 100.0%          06/01/00          Brooks Armored Car Service               22.7%     1
  21          62.2%                 100.0%          06/01/00          Citadel Communications Co.               35.4%     1
  22          62.2%                  79.0%          06/01/00          Fleet Pennsylvania Services              56.5%     1
  23          62.2%                 100.0%          06/01/00          MMI Products, Inc.                      100.0%     1
  24          62.2%                 100.0%          06/01/00          The Toro Company                        100.0%     1
  25          62.2%                 100.0%          06/01/00          Harte-Hanks                             100.0%     1
  26          62.2%                 100.0%          06/01/00          Genco Company                            39.3%     1
  27          62.2%                 100.0%          06/01/00          15 B.C. DRIVE - Sandvick Saws            50.3%     1
  28          72.0%                  96.0%          07/26/00                                                    0.0%     1
  29          65.9%                  91.0%          06/30/00                                                    0.0%     1
  30          65.9%                  92.0%          06/30/00                                                    0.0%     1
  31          65.9%                  98.0%          06/30/00                                                    0.0%     1
  32          56.6%                 100.0%          05/12/00          Customized Solutions, LLC                50.6%     1
  33          56.6%                  78.0%          05/12/00          GES Exposition Services, INC.            51.7%     1
  34          56.6%                 100.0%          05/12/00          Meritex Logistics                        76.3%     1
  35          55.1%                 100.0%          07/21/00          Northland Insurance Co.                 100.0%     1
  36          55.1%                  99.0%          11/28/00          Travel Realty                            20.7%     1
  37          63.0%                  97.0%          08/04/00          Giant Eagle                              24.8%     1
  38          77.2%                 100.0%          07/18/00          K-Mart                                   42.0%     1
  39          67.2%                 100.0%          05/31/00          Rhodes Furniture                         19.6%     1
  40          71.9%                  95.0%          07/01/00                                                    0.0%     1
  41          71.9%                 100.0%          02/01/00                                                    0.0%     1
  42          54.2%                  99.0%          03/31/00          The Stop & Shop Supermarket              48.6%     1
  43          53.8%                  88.0%          08/23/00          Shoppers Food Warehouse                  26.8%     1
  44          52.7%                 100.0%          08/01/00          Distributec                             100.0%     1
  45          52.7%                  99.0%          08/01/00          Virtual Health - West Jersey             54.0%     1
  46          52.7%                 100.0%          08/01/00          Test Technology                         100.0%     1
  47          52.7%                 100.0%          08/01/00          Slomin's                                 22.5%     1
  48          52.7%                 100.0%          08/01/00          Fresenius Medical Care                  100.0%     1
  49          52.7%                 100.0%          08/01/00          Renaissance Promotions, Inc.             38.6%     1
  50          52.7%                  93.0%          08/01/00          Fresenius Medical Care                   26.4%     1
  51          52.7%                 100.0%          08/01/00          Whitesell Construction Co.               63.8%     1
  52          52.7%                 100.0%          08/01/00          OfficeMax                               100.0%     1
  53          52.7%                 100.0%          08/01/00          Pitney Bowes, Inc.                      100.0%     1
  54          52.7%                 100.0%          08/01/00          Sonoco Paperboard Group                 100.0%     1
  55          52.7%                 100.0%          08/01/00          Test Technology                          67.3%     1
  56          52.7%                 100.0%          08/01/00          Impra                                   100.0%     1
  57          70.7%                 100.0%          07/21/00          Sears Roebuck & Co                       54.4%     1
  58          73.2%                 100.0%          07/21/00          Environmental Resources Management       67.6%     1
  59          73.2%                 100.0%          07/21/00          Subaru of America, Inc.                 100.0%     1
  60          73.2%                 100.0%          07/21/00          Fox,Rothschild,O'Brian,Frankel          100.0%     1
  61          67.1%                  91.0%          06/16/00          Farmer Jack #690                         35.1%     1
  62          57.3%                 100.0%          06/30/00          Seasonal Concepts Inc.                   28.1%     1
  63          57.3%                 100.0%          06/30/00          Central Garden & Pet Company             70.6%     1
  64          57.3%                 100.0%          06/30/00          Silgan Containers Corporation           100.0%     1
  65          57.3%                 100.0%          06/30/00          Unitog Company                           38.2%     1
  66          57.3%                 100.0%          06/30/00          Stuppy Floral                            48.0%     1
  67          57.3%                 100.0%          06/30/00          Morgan Adhesives (Mactac)                80.0%     1
  68          57.3%                 100.0%          06/30/00          Safelite Corporation                     31.3%     1
  69          57.3%                 100.0%          06/30/00          KC Decorative Seal                       14.6%     1
  70          57.3%                 100.0%          06/30/00          Designed Telecommunications              14.7%     1
  71          57.3%                 100.0%          06/30/00          Technical Communications                 32.8%     1
  72          57.3%                 100.0%          06/30/00          Unistrut Midwest                         25.0%     1
  73          57.3%                 100.0%          06/30/00          Helget Gas Products                      35.3%     1
  74          70.4%                  91.0%          06/21/00                                                    0.0%     1
  75          68.9%                  78.0%          09/30/00          BBDO Detroit                             36.0%     1
  76          66.9%                 100.0%          09/08/00          Eckerd's Drugs #5635                    100.0%     1
  77          66.9%                 100.0%          09/08/00          Eckerd's Drugs #5821                    100.0%     1
  78          66.9%                 100.0%          09/08/00          Eckerd's Drugs #5028                    100.0%     1
  79          66.9%                 100.0%          09/08/00          Eckerd Drugs #5831                      100.0%     1
  80          65.9%                 100.0%          04/07/00          Formica Corp.                            19.9%     1
  81          67.5%                  94.0%          06/19/00                                                    0.0%     1
  82          60.5%                 100.0%          08/02/00          XM Satellite Radio, Inc.                 16.7%     1
  83          60.5%                 100.0%          08/02/00          XM Satellite Radio, Inc.                 16.7%     1
  84          69.7%                  99.0%          06/20/00          St. Vincent Hospital & Health            34.1%     1
  85          76.5%                  90.0%          08/11/00          Kroger Company                           48.3%     1
  86          59.8%                  95.0%          06/30/00          Emmolt Walker Printing, Inc.             21.6%     1
  87          59.8%                 100.0%          06/30/00          Alvern, Inc.                             23.6%     1
  88          74.2%                  94.0%          11/01/00          The Vons Companies, Inc.                 72.0%     1
  89          65.2%                 100.0%          07/28/00          Schmidt Feintechnik Corp.                 8.6%     1
  90          48.1%                  97.0%          04/01/00          Publix Super Market                      24.4%     1
  91          60.9%                  98.0%          03/31/00          Master Data Center                       11.2%     1
  92          60.2%                 100.0%          06/01/00          Metropolitan Property/Casualty           35.3%     1
  93          42.9%                 100.0%          06/15/00          Cactus Moon                              10.8%     1
  94          39.6%                 100.0%          06/07/00          US Web/CKS Group, Inc                    56.7%     1
  95          40.1%                  99.0%          06/30/00          Ettnuum                                   7.6%     1
  96          71.5%                 100.0%          01/28/00          Vons Companies                          100.0%     1
  97          59.2%                  94.0%          04/01/00          Key Benefit Administrators               42.9%     1
  98          65.9%                  85.0%          06/30/00          Peterson Consulting, PA                  21.2%     1
  99          53.0%                  88.0%          04/20/00          C/D Tech Power                           34.7%     1
  100         41.2%                  99.0%          02/10/00          Mevatec Corporation                      22.5%     1
  101         64.9%                  98.0%          07/01/00          Weis Markets                             55.0%     1
  102         66.5%                 100.0%          08/01/00          Rainbow Foods                           100.0%     1
  103         56.2%                 100.0%          07/01/00          Dopaco, Inc.                            100.0%     1
  104         64.1%                 100.0%          06/01/00          Shop Rite Supermarket                    80.8%     1
  105         63.2%                 100.0%          07/11/00          General Services Admin (USA)            100.0%     1
  106         37.0%                 100.0%          06/13/00          Publix Supermarket                       68.9%     1
  107         69.3%                 100.0%          06/14/00          Cooper Power Tools, Inc.                100.0%     1
  108         62.3%                 100.0%          07/20/00          Kohl's Food Store                        58.3%     1
  109         49.7%                  93.0%          07/01/00          Filmtec Corporation                      32.8%     1
  110         75.0%                 100.0%          08/28/00          Restaurant Depot Enterprises             50.2%     1
  111         69.1%                 100.0%      5/30/00 & 6/7/00      CVS #2121                                50.0%     1
  112         69.1%                 100.0%          05/30/00          CVS #961                                100.0%     1
  113         53.3%                  96.0%          06/25/00                                                    0.0%     1
  114         41.5%                  99.0%          02/24/98          Vons Grocery Store                       40.1%     1
  115         79.5%                  96.0%          06/22/00                                                    0.0%     1
  116         81.9%                  92.0%          09/08/00                                                    0.0%     1
  117         59.9%                 100.0%          07/18/00          United Imaging                           33.9%     1
  118         59.9%                 100.0%          06/01/00          Beltmann North American Co, Inc          89.2%     1
  119         40.0%                  99.0%          07/01/00          Rite Aid                                 22.9%     1
  120         77.7%                 100.0%          01/20/00          Walgreen's Drugstore                     89.8%     1
  121         77.7%                 100.0%          01/20/00          Walgreen's Drugstore                     89.8%     1
  122         48.5%                 100.0%          07/07/00          Altek, Inc.                             100.0%     1
  123         72.6%                 100.0%          06/30/00          University of Michigan                   36.2%     1
  124         37.2%                 100.0%          03/31/00          Xerox Corporation                        30.8%     1
  125         30.9%                  98.0%          06/01/00          Preferred Development Corp               92.5%     1
  126         53.3%                  87.0%          02/24/00          JMW , Ltd. dba ReMax 100                 17.2%     1
  127         59.5%                 100.0%          04/11/00          Packaging Results, Inc                   42.3%     1
  128         59.1%                 100.0%          02/01/00          ABC Technologies, Inc.                   51.8%     1
  129         71.0%                 100.0%          07/01/00          Collings CVS, Inc.                       50.0%     1
  130         37.6%                 100.0%          07/17/00          American Licorice Company                21.0%     1
  131         61.7%                 100.0%          12/31/99          Precision Litho                         100.0%     1
  132         40.7%                 100.0%          05/01/00          Starlight Candles, Inc.                  71.5%     1
              62.6%

-------------------------------------------------------------------------------------------------------------------

                       Interest                               Related
 Loan       Grace      Accrual                                Borrower
  No.    Period (12)    Method                              Loan Groups                             Seasoning(13)
-------------------------------------------------------------------------------------------------------------------
   1         10         30/360   1,2,3,4,5,6,7,8,9,10,11,16,44,45,46,47,48,49,50,51,52,53,54,55,56        36
   2         10         30/360   1,2,3,4,5,6,7,8,9,10,11,16,44,45,46,47,48,49,50,51,52,53,54,55,56        36
   3         10         30/360   1,2,3,4,5,6,7,8,9,10,11,16,44,45,46,47,48,49,50,51,52,53,54,55,56        36
   4         10         30/360   1,2,3,4,5,6,7,8,9,10,11,16,44,45,46,47,48,49,50,51,52,53,54,55,56        36
   5         10         30/360   1,2,3,4,5,6,7,8,9,10,11,16,44,45,46,47,48,49,50,51,52,53,54,55,56        36
   6         10         30/360   1,2,3,4,5,6,7,8,9,10,11,16,44,45,46,47,48,49,50,51,52,53,54,55,56        36
   7         10         30/360   1,2,3,4,5,6,7,8,9,10,11,16,44,45,46,47,48,49,50,51,52,53,54,55,56        36
   8         10         30/360   1,2,3,4,5,6,7,8,9,10,11,16,44,45,46,47,48,49,50,51,52,53,54,55,56        36
   9         10         30/360   1,2,3,4,5,6,7,8,9,10,11,16,44,45,46,47,48,49,50,51,52,53,54,55,56        36
  10         10         30/360   1,2,3,4,5,6,7,8,9,10,11,16,44,45,46,47,48,49,50,51,52,53,54,55,56        36
  11         10         30/360   1,2,3,4,5,6,7,8,9,10,11,16,44,45,46,47,48,49,50,51,52,53,54,55,56        36
  12         10         30/360                                12,13,14                                    7
  13         10         30/360                                12,13,14                                    7
  14         10         30/360                                12,13,14                                    7
  15         10         30/360                                                                            51
  16          5         30/360   1,2,3,4,5,6,7,8,9,10,11,16,44,45,46,47,48,49,50,51,52,53,54,55,56        48
  17         10         30/360                                                                            46
  18         10         30/360                   18,19,20,21,22,23,24,25,26,27,125                        49
  19         10         30/360                   18,19,20,21,22,23,24,25,26,27,125                        49
  20         10         30/360                   18,19,20,21,22,23,24,25,26,27,125                        49
  21         10         30/360                   18,19,20,21,22,23,24,25,26,27,125                        49
  22         10         30/360                   18,19,20,21,22,23,24,25,26,27,125                        49
  23         10         30/360                   18,19,20,21,22,23,24,25,26,27,125                        49
  24         10         30/360                   18,19,20,21,22,23,24,25,26,27,125                        49
  25         10         30/360                   18,19,20,21,22,23,24,25,26,27,125                        23
  26         10         30/360                   18,19,20,21,22,23,24,25,26,27,125                        23
  27         10         30/360                   18,19,20,21,22,23,24,25,26,27,125                        49
  28         10         30/360                                                                            12
  29         10         30/360                                29,30,31                                    60
  30         10         30/360                                29,30,31                                    60
  31         10         30/360                                29,30,31                                    60
  32         10         30/360                                32,33,34                                    53
  33         10         30/360                                32,33,34                                    53
  34         10         30/360                                32,33,34                                    53
  35         10         30/360                                 35,36                                      14
  36         10         30/360                                 35,36                                      14
  37         10         30/360                                                                            45
  38         10         30/360                                                                            13
  39         10         30/360                                                                            52
  40         10         30/360                                 40,41                                      48
  41         10         30/360                                 40,41                                      48
  42         10         30/360                                                                            39
  43         10         30/360                                                                            61
  44          5         30/360   1,2,3,4,5,6,7,8,9,10,11,16,44,45,46,47,48,49,50,51,52,53,54,55,56        55
  45          5         30/360   1,2,3,4,5,6,7,8,9,10,11,16,44,45,46,47,48,49,50,51,52,53,54,55,56        55
  46          5         30/360   1,2,3,4,5,6,7,8,9,10,11,16,44,45,46,47,48,49,50,51,52,53,54,55,56        55
  47          5         30/360   1,2,3,4,5,6,7,8,9,10,11,16,44,45,46,47,48,49,50,51,52,53,54,55,56        55
  48          5         30/360   1,2,3,4,5,6,7,8,9,10,11,16,44,45,46,47,48,49,50,51,52,53,54,55,56        55
  49          5         30/360   1,2,3,4,5,6,7,8,9,10,11,16,44,45,46,47,48,49,50,51,52,53,54,55,56        55
  50          5         30/360   1,2,3,4,5,6,7,8,9,10,11,16,44,45,46,47,48,49,50,51,52,53,54,55,56        55
  51          5         30/360   1,2,3,4,5,6,7,8,9,10,11,16,44,45,46,47,48,49,50,51,52,53,54,55,56        55
  52          5         30/360   1,2,3,4,5,6,7,8,9,10,11,16,44,45,46,47,48,49,50,51,52,53,54,55,56        55
  53          5         30/360   1,2,3,4,5,6,7,8,9,10,11,16,44,45,46,47,48,49,50,51,52,53,54,55,56        55
  54          5         30/360   1,2,3,4,5,6,7,8,9,10,11,16,44,45,46,47,48,49,50,51,52,53,54,55,56        55
  55          5         30/360   1,2,3,4,5,6,7,8,9,10,11,16,44,45,46,47,48,49,50,51,52,53,54,55,56        55
  56          5         30/360   1,2,3,4,5,6,7,8,9,10,11,16,44,45,46,47,48,49,50,51,52,53,54,55,56        55
  57         10         30/360                                                                            10
  58         10         30/360                                58,59,60                                    13
  59         10         30/360                                58,59,60                                    13
  60         10         30/360                                58,59,60                                    13
  61         10         30/360                                                                            41
  62         10         30/360                  62,63,64,65,66,67,68,69,70,71,72,73                       48
  63         10         30/360                  62,63,64,65,66,67,68,69,70,71,72,73                       48
  64         10         30/360                  62,63,64,65,66,67,68,69,70,71,72,73                       48
  65         10         30/360                  62,63,64,65,66,67,68,69,70,71,72,73                       48
  66         10         30/360                  62,63,64,65,66,67,68,69,70,71,72,73                       48
  67         10         30/360                  62,63,64,65,66,67,68,69,70,71,72,73                       48
  68         10         30/360                  62,63,64,65,66,67,68,69,70,71,72,73                       48
  69         10         30/360                  62,63,64,65,66,67,68,69,70,71,72,73                       48
  70         10         30/360                  62,63,64,65,66,67,68,69,70,71,72,73                       48
  71         10         30/360                  62,63,64,65,66,67,68,69,70,71,72,73                       48
  72         10         30/360                  62,63,64,65,66,67,68,69,70,71,72,73                       48
  73         10         30/360                  62,63,64,65,66,67,68,69,70,71,72,73                       48
  74         15         30/360                                                                            5
  75         10         30/360                                                                            40
  76         10         30/360                             76, 77, 78, 79                                 7
  77         10         30/360                             76, 77, 78, 79                                 7
  78         10         30/360                             76, 77, 78, 79                                 7
  79         10         30/360                             76, 77, 78, 79                                 7
  80         10         30/360                                                                            40
  81          5         30/360                                                                            51
  82         10         30/360                                 82,83                                      41
  83         10         30/360                                 82,83                                      12
  84         10         30/360                                                                            40
  85         10         30/360                                                                            44
  86         10         30/360                                 86, 87                                     40
  87         10         30/360                                 86, 87                                     40
  88         10         30/360                                                                            16
  89         10         30/360                                89, 110                                     2
  90         10         30/360                                                                            51
  91         10         30/360                                                                            47
  92         10         30/360                                                                            40
  93         10         30/360                                                                            51
  94         10         30/360                                                                            6
  95         10         30/360                                                                            48
  96         10         30/360                                                                            4
  97         10         30/360                                                                            49
  98         15         30/360                                                                            48
  99         10         30/360                                                                            45
  100        10         30/360                                                                            49
  101        10         30/360                                101, 103                                    38
  102        10         30/360                                                                            50
  103        10         30/360                                101, 103                                    39
  104        10         30/360                                                                            48
  105        10         30/360                                                                            34
  106        10         30/360                                                                            41
  107        10         30/360                                                                            5
  108        10         30/360                                                                            40
  109        10       Actual/360                              109, 132                                    61
  110        10         30/360                                89, 110                                     4
  111        10         30/360                                111, 112                                    41
  112        10         30/360                                111, 112                                    41
  113        10         30/360                                                                            54
  114        10         30/360                                                                            52
  115        10         30/360                                                                            52
  116        10         30/360                                                                            43
  117        10         30/360                                                                            9
  118        10         30/360                                                                            56
  119        10         30/360                                                                            48
  120        10         30/360                                120, 121                                    11
  121        10         30/360                                120, 121                                    11
  122        10         30/360                                                                            50
  123        10         30/360                                                                            12
  124        10         30/360                                                                            46
  125        10         30/360                   18,19,20,21,22,23,24,25,26,27,125                        49
  126        10         30/360                                                                            50
  127        10         30/360                                                                            45
  128        10         30/360                                                                            51
  129        10         30/360                                                                            34
  130        10         30/360                                                                            45
  131        10         30/360                                                                            43
  132        10       Actual/360                              109, 132                                    62
                                                                                                          37

--------------------------------------------------------------------------------------------------------------
                                                           Prepayment Code (16)
                                                --------------------------------------------
                                     Date of                                     Yield       Administrative
 Loan            Date of           Engineering     Lockout                    Maintenance       Cost Rate
  No.         Phase I (14)         Report (15)   Period    YM   YM1    Open    Code (17)       (bps) (18)
--------------------------------------------------------------------------------------------------------------
   1            09/01/97            09/20/97       60            52     7          E               9.33
   2            09/01/97            09/20/97       60            52     7          E               9.33
   3            09/01/97            09/20/97       60            52     7          E               9.33
   4            09/01/97            09/20/97       60            52     7          E               9.33
   5            09/01/97            09/20/97       60            52     7          E               9.33
   6            09/01/97            09/20/97       60            52     7          E               9.33
   7            09/01/97            09/20/97       60            52     7          E               9.33
   8            09/01/97            09/20/97       60            52     7          E               9.33
   9            09/01/97            09/20/97       60            52     7          E               9.33
  10            09/01/97            09/20/97       60            52     7          E               9.33
  11            09/01/97            09/20/97       60            52     7          E               9.33
  12            04/18/00            04/27/00       60            55     4          M              11.33
  13            04/18/00            04/27/00       60            55     4          M              11.33
  14            04/18/00            04/27/00       60            55     4          M              12.33
  15            08/30/96            08/30/96       36           161     7          E               9.33
  16            10/01/96            11/06/96       60            53     7          E               9.33
  17            06/01/95               NAV         60            56     4          H               9.33
  18            08/01/96            08/15/96       12           200     4          F              10.33
  19            08/01/96            08/15/96       12           200     4          F              10.33
  20            08/01/96            08/15/96       12           200     4          F              10.33
  21            08/01/96            08/15/96       12           200     4          F              10.33
  22            08/01/96            08/15/96       12           200     4          F              10.33
  23            08/01/96               NAV         12           200     4          F              10.33
  24            08/01/96            08/15/96       12           200     4          F              10.33
  25            11/23/98            12/01/98       60           140     4          M              10.33
  26            11/23/98            12/01/98       60           140     4          M              10.33
  27            08/01/96            08/07/96       12           200     4          F              12.33
  28            11/16/99            10/08/99       12            44     4          J               9.33
  29            10/24/95            10/24/95       35            80     4          L              12.33
  30            10/25/95            10/25/95       35            80     4          L              12.33
  31            10/20/95            10/20/95       35            80     4          L              12.33
  32            05/23/96            05/23/96       60            53     7          E               4.33
  33            05/16/96            05/23/96       60            53     7          E               4.33
  34            05/23/96            05/23/96       60            53     7          E               4.33
  35            10/29/99            10/27/99       23            93     4          I               7.33
  36            10/29/99            10/27/99       23            93     4          I               7.33
  37            03/18/97            03/18/97       60           173     7          H              10.33
  38            11/12/99            11/12/99       60            80     4          M              10.33
  39            08/15/96            08/16/96       60            56     4          E              10.33
  40            12/18/96            12/02/96        0            80     4          E              12.33
  41            12/05/96            12/12/96        0            80     4          E              12.33
  42            09/17/97            09/24/97       24            67     5          E              10.33
  43            09/11/95            07/19/95       12            67     4          E              12.33
  44            04/01/96            04/23/96       36            78     6          E              11.33
  45            04/01/96            04/23/96       36            78     6          E              11.33
  46            04/01/96            04/23/96       36            78     6          E              11.33
  47            04/01/96            04/23/96       36            78     6          E              11.33
  48            04/01/96            04/23/96       36            78     6          E              11.33
  49            04/01/96            04/23/96       36            78     6          E              11.33
  50            04/01/96            04/23/96       36            78     6          E              11.33
  51            04/01/96            04/23/96       36            78     6          E              11.33
  52            04/01/96            04/23/96       36            78     6          E              11.33
  53            04/01/96            04/23/96       36            78     6          E              11.33
  54            04/01/96            04/23/96       36            78     6          E              11.33
  55            04/01/96            04/23/96       36            78     6          E              11.33
  56            04/01/96            04/23/96       36            78     6          E              11.33
  57            06/29/99            06/22/99       11           105     4          B               7.33
  58        11/11/99 & 3/1/99       07/01/99       12           103     5          M              10.33
  59            11/05/99            07/01/99       12           103     5          M              10.33
  60            07/01/99            07/28/99       12           103     5          M              10.33
  61            04/11/97            04/15/97       60            55     4          E               4.33
  62            12/17/96            11/25/96       60           116     4          D              11.33
  63            12/17/96            11/21/96       60           116     4          D              11.33
  64            12/17/96            11/25/96       60           116     4          D              11.33
  65            12/13/96            11/08/96       60           116     4          D              11.33
  66            12/13/96            11/07/96       60           116     4          D              11.33
  67            12/18/96            11/21/96       60           116     4          D              11.33
  68            12/17/96            11/15/96       60           116     4          D              11.33
  69            12/17/96            11/21/96       60           116     4          D              11.33
  70            12/17/96            11/08/96       60           116     4          D              11.33
  71            12/13/96            11/25/96       60           116     4          D              11.33
  72            12/15/96            11/07/96       60           116     4          D              11.33
  73            12/18/96            11/21/96       60           116     4          D              11.33
  74            05/25/00            05/25/00       11     285           4          A              12.33
  75            08/19/97            08/19/97       60            53     7          E               4.33
  76            05/11/00            02/16/00       59           117     4          E              12.33
  77            04/20/00            02/16/00       59           117     4          E              12.33
  78            03/08/00            02/16/00       59           117     4          E              12.33
  79            03/08/00            02/16/00       59           117     4          E              12.33
  80            07/11/97            08/22/97       60            56     4          E              12.33
  81            12/14/94            07/25/96       60           116     4          E              12.33
  82            06/04/97            06/06/97        0           115     5          K              12.33
  83            06/04/97            06/06/97        5            81     5          M              12.33
  84            06/18/97            07/17/96       60            56     4          E              12.33
  85            01/09/97            03/24/97       60            56     4          E              12.33
  86            07/08/97            03/03/97       24            31     5          D              12.33
  87            07/08/97            03/03/97       24            31     5          D              12.33
  88            05/20/99            05/31/99       60           176     4          M              12.33
  89            02/11/00            02/11/00       60           169     4          B              12.33
  90            09/12/96            09/12/96       120          116     4          E              12.33
  91            09/27/96            09/20/96       60            56     4          E               4.33
  92            05/01/97               NAV         36            80     4          E               4.33
  93            07/11/96            08/12/96       59            56     4          D              12.33
  94            04/07/00            04/13/00       60           176     4          M              10.33
  95            12/06/96            12/06/96       24            92     4          E              12.33
  96            12/07/99            02/15/00       60           176     4          C              12.33
  97            08/05/96            08/14/96       12           104     4          E               7.32
  98            09/17/96            09/16/96       60            56     4          E               4.33
  99            01/26/97            03/05/97       60            57     4          E              12.33
  100           07/10/96            07/10/96       36            44     4          D              12.33
  101           09/15/97            09/15/97       60           176     4          E              12.33
  102           10/08/96            09/10/96       59           165     4          D              12.33
  103           08/01/97            08/01/97       60           116     4          E              12.32
  104           10/29/96            10/29/96       60            53     7          E              12.33
  105           11/14/97            11/21/97       36           156     4          E               4.33
  106           06/05/97               NAV         120           56     4          E             12.325
  107           03/17/00            06/20/00       60            56     4          M              12.33
  108           05/23/97            05/12/97       60           173     7          E              4.325
  109           10/23/95            10/09/95       35           141     4          D              12.33
  110           08/14/00            08/14/00       60           176     4          B              12.33
  111       5/21/97 & 6/18/97          NAV         11           225     4          F              12.33
  112           04/21/97            04/30/97       11           225     4          F              12.33
  113           03/04/96            03/25/96       24            55     5          D              12.33
  114           06/21/96            06/14/96       96            80     4          D              12.33
  115           05/29/96            08/07/96       60            56     4          E              12.33
  116           03/10/97            03/12/97       60            56     4          E              12.33
  117           03/11/00            02/02/00       60           178     2          C              12.33
  118           01/31/96            04/26/96       60           176     4          G              12.33
  119           12/02/96            12/06/96       120          116     4          E              12.33
  120           01/25/00            01/18/00       12           101     7          M              12.33
  121           01/25/00            01/18/00       12           101     7          M              12.33
  122           10/07/96            09/23/96       60           176     4          E              12.33
  123           10/20/99            12/07/99       60            56     4          B              12.33
  124           11/26/96            11/21/96       60            56     4          E              12.33
  125           08/01/96            08/15/96       12           104     4          F              12.33
  126           10/10/96            10/10/96       24            92     4          E              12.33
  127           02/26/97            02/07/97       60            56     4          E              12.33
  128           08/06/96            08/14/96       120          116     4          E              12.33
  129      12/4/97 & 11/12/97       01/05/98       60           176     4          E              12.33
  130           03/07/97            03/18/97       90            86     4          E              12.33
  131           03/21/97            03/17/97       84            92     4          E              12.33
  132           10/16/95            10/09/95       35           141     4          D              12.33

FOOTNOTES TO APPENDIX II

1. Sets of Mortgage Loans that have identical alphabetical coding designate multiple loans that are cross-collateralized and cross-defaulted, while Mortgage Loans that have identical Roman Numeral coding indicate multiple properties securing one note. Mortgage Loans identified by identical numbers of asterisks' are loans that have two pari passu Notes secured by the same properties. The following six loan pools represent cross collateralized/cross-defaulted properties and are designated by identical alphabetical coding: Mortgage Loan Nos. 12-14, 18-27, 29-31, 40-41, 58-60 and 111-112. Mortgage Loans Nos. 1-11, 18-24, 25-26, 32-34, 35-36, 44-56,
     62-73, 76-79, and 86-87 represent multiple properties securing a single note. For purposes of the statistical information set forth in this prospectus supplement, as to such multiple property loans, a portion of the aggregate Cut-off Date balance has been allocated to each property, based upon the allocation assigned in the related loan documents or upon the Appraised Value or upon the Underwritable Cash Flows of each such property. The following loan pools represent pari passu Notes secured by the same collateral and are identified by identical numbers of asterisks: Mortgage Loan Nos. 82-83 and 120-121.

2.   RELEASE OF COLLATERAL:

     With respect to Mortgage Loan Nos. 1-11, The Whitesell Industrial II Portfolio, the 11 Mortgaged Properties secure one note with a Cut-off Date balance of $30,952,411. So long as no default or event of default exists, the Borrower may obtain a release of up to five of the eleven parcels at any time after December 1, 2000 and in no more than two separate transactions under certain conditions, including payment to Lender of an amount equal to 110% of the then outstanding principal balance of the loan allocated to such Mortgaged Property, together with payment of any applicable prepayment premium with respect to such release payment. The Loan is closed to prepayment until February 2003, except in connection with amounts paid to obtain a release, as aforesaid. Following application of such release payment to the outstanding principal balance of the Loan, Borrower's monthly payments under the Note will be recalculated based on the amortization of the remaining principal balance of the Note over the remaining portion of the original 20 year amortization term.

     Additionally, upon origination of the Whitesell Industrial II Portfolio Loan, a parcel of the Whitesell Industrial II Portfolio Property known as 823 East Gate Drive did not have parking spaces adequate to meet then current zoning requirements. Following the closing and to remedy the parking deficiency, the Mortgage was modified to spread the lien thereof over a one-acre parcel of land owned by Borrower adjacent to 823 Eastgate Drive (the "Parking Parcel"). If and when the Borrower provides Lender reasonably satisfactory assurances that 823 Eastgate Drive, standing alone, complies with applicable parking requirements, Lender is required to release the Parking Parcel from the lien of the Mortgage in consideration of payment of $1.00.

     With respect to Mortgage Loan No. 15, The State Street Square Office Buildings, the note with a Cut-off Date balance of $29,338,794 is secured by a mortgage on four parcels. So long as no default or event of default exists under the Loan Documents, the Borrower may obtain a release of the National State Bank Building (Block 20, Lot 8) and the State Street Square Phase II Parcel (Block 20, Lot 17), but not the One State Street Square Building or the parking garage parcel (Block 20, Lot 1 and Block 20, Lot
     16), from the lien under certain conditions, including payment to Lender of an amount equal to 105% of the then outstanding principal balance of the loan allocated to such parcel of the Mortgaged Property (i.e., 11.25% for the National State Bank Building and 0.74% for the State Street Square Phase II Parcel), together with payment of any applicable prepayment premium with respect to such release payment. The Loan is no longer closed to prepayment. Following application of such release payment to the outstanding principal balance of the Loan, Borrower's monthly payments under the Note will be recalculated based on the amortization of the remaining principal balance of the Note over the remaining portion of the original 17 year amortization term. Prior to any release described above, Lender must be satisfied that the remaining Mortgaged Property has adequate access to public highways and utility service and complies in all respects with applicable zoning and other legal requirements, including parking requirements.

     With respect to Mortgage Loan Nos. 18-24, Mericle Development I Portfolio, the 7 Mortgaged Properties secure one note with a Cut-off Date balance of $14,106,717. So long as no default or event of default exists, the Borrower may obtain a release of any of the Mortgaged Properties from the lien under certain conditions including payment to Lender of an amount equal to 110% of the then outstanding principal balance of the loan allocated to such Mortgaged Property, together with payment of any applicable prepayment premium with respect to such release payment. The Loan is no longer closed to prepayment. Following application of such release payment to the outstanding principal balance of the Loan, Borrower's monthly payments under the Note will be recalculated based on the amortization of the remaining principal balance of the Note over the remaining portion of the original 216 month amortization term. Prior to any release described above, Lender must be satisfied that the remaining Mortgaged Property has adequate access to public highways and utility service and complies in all respects with applicable zoning and other legal requirements.

     With respect to Mortgage Loan Nos. 32-34, The Southgate Commerce Center Portfolio, the 3 Mortgaged Properties secure one note with a Cut-off Date balance of $17,888,971. So long as no default or Event of default exists, following the fifth anniversary of the loan, the Borrower may obtain a release of a Mortgaged Property, from the lien under certain conditions, including payment to Lender of an amount equal to 115% of the then outstanding principal balance of the loan allocated to such Mortgaged Property, together with payment of any applicable prepayment premium with respect to such release payment. The prepayment lockout period expires on the fifth anniversary of the first pay date of the Loan.

     With respect to Mortgage Loan Nos. 35-36, Mendota I & II A, the 2 Mortgaged Properties secure one note with a Cut-off Date balance of $17,745,103. So long as no default or event of default exists, the Borrower shall have the right to sell the Northland Insurance Building and obtain a release thereof from the lien provided that the Borrower makes a prepayment of the principal of the Loan in an amount sufficient to reduce the principal balance of the Loan to an amount which not does not exceed 70% of the fair market value (as determined by a then current appraisal) of the remaining Mortgaged Property, the Borrowers pays any applicable prepayment premium with respect to such release payment, and the projected DSCR for the ensuing one-year period following such sale for the remaining Mortgaged Property is not less than 1.40x. The Loan is closed to prepayment prior to October 31, 2001 and thereafter may only be prepaid in whole, except, in both cases, in connection with a release of the Northland Insurance Building, as aforesaid.

     With respect to Mortgage Loan Nos. 44-56, The Whitesell Portfolio, the 13 Mortgaged Properties secure one note with a Cut-off Date balance of $10,899,122. So long as no default or event of default exists, the Borrower may obtain a release of up to five of the thirteen parcels and in no more than two separate transactions, from the lien under certain conditions, including payment to Lender of an amount equal to 110% of the then outstanding principal balance of the loan allocated to such Mortgaged Property, together with payment of any applicable prepayment premium with respect to such release payment. The Loan is no longer closed to prepayment. Prior to any release described above, Lender must be satisfied that the remaining Mortgaged Property has adequate access to public highways and utility service and complies in all respects with applicable zoning and other legal requirements.

     With respect to Mortgage Loan Nos. 62-73, The Northtown Devco Industrial Portfolio, the 12 Mortgaged Properties secure one note with a Cut-off Date balance of $9,439,139. In the event the Borrower sells one or more (but not all) of the Mortgaged Properties to an arms-length third party purchaser and no default or event of default exists under the loan documents, the Borrower may obtain a release of the applicable Mortgaged Property from the lien under certain conditions, including payment of a release price in an amount equal to 120% of the loan amount allocated to such Mortgaged Property, together with the applicable prepayment penalty on such amount. The Loan is closed to prepayment until February 2002, except for prepayments in connection with a release as aforesaid. If any such release occurs during the prepayment lockout period, the prepayment premium shall be calculated as if such prepayment were made after the fifth year of the Loan term in which case the prepayment penalty is the greater of 1% and a yield maintenance premium.

     With respect to Mortgage Loan Nos. 76-79, The Eckerd Drug Portfolio, the 4 Mortgaged Properties secure one note with a Cut-off Date balance of $8,327,278. Borrower may sell one or two, but not more than two, of the Mortgaged Properties to an arms-length third party purchaser and may obtain a release of such parcels of the Mortgaged Property from the lien under certain conditions, including payment to Lender of a release price equal to 120% of the loan amount allocated to such Mortgaged Property together with any applicable prepayment premium, plus accrued and unpaid interest on the principal amount prepaid. The Loan is closed to prepayment until June, 2005.

     With respect to Mortgage Loan Nos. 86-87, The Westport Business Park Portfolio, the 2 Mortgaged Properties secure one note with a Cut-off Date balance of $7,252,638. So long as no default exists, the Borrower may obtain a release of the Mortgaged Property known as Buildings 12-14 (Mortgage Loan No. 87) from the lien under certain conditions, including the payment to Lender of $2.5 million and any applicable prepayment penalty with respect to such amount, receipt by Lender of a current appraisal of the remaining Mortgaged Property which confirms a Loan to value ratio, after giving effect to such partial prepayment and release, of not more than 75% and confirmation by Lender that the DSCR after prepayment and release is at least 1.40x. The Loan is no longer closed to prepayment and permits partial prepayment.

     SUBSTITUTION OF COLLATERAL:

     With respect to Mortgage Loan No. 109, Interchange I, II & III, at any time during the term, the Borrower has a right to substitute for the Mortgaged Property other real property of like kind and quality provided, among other things, no event of default exists; the Borrower shall have obtained for lender a written confirmation from Fitch Investors Service,L.P. and Standard & Poor's Ratings Group that the substitution in and of itself will not result in a reduction, withdrawal or qualification of any rating then assigned to any outstanding certificates; the DSCR for the substitute property based on its net operating income (after reserves) over the latest 12-month period is at least equal to the greater of the DSCR for the Mortgaged Property as of such date and 1.35x; the appraised value of the substitute property is at least equal to the greater of the appraised value of the Mortgaged Property as of such date and an amount which results in a LTV of 65% and lender shall have received an opinion of counsel to the effect that the substitution of the substitute property for the Mortgaged Property will not be a "significant modification" (within the meaning of Treas. Reg. Section 1.860G-2). The Borrower is required to pay all fees and expenses in connection with any such substitution, including, without limitation, lender's counsel and Rating Agency Fees, title insurance premiums and appraisal fees.

     With respect to Mortgage Loan No. 132, the Churchill-Winston Building, at any time during the term, the Borrower has a right to substitute for the Mortgaged Property other real property of like kind and quality provided, among other things, no default or event of default exists; the Borrower shall have obtained for lender a written confirmation from Fitch Investors Service, L.P. and Standard & Poor's Ratings Group that the substitution in and of itself will not result in a reduction, withdrawal or qualification of any rating then assigned to any outstanding certificates; the DSCR for the substitute property based on its net operating income (after reserves) over the latest 12-month period is at least equal to the greater of the DSCR for the Mortgaged Property as of such date and 1.35x; the appraised value of the substitute property is at least equal to the greater of the appraised value of the Mortgaged Property as of such date and an amount which results in a LTV of 65% and lender shall have received an opinion of counsel to the effect that the substitution of the substitute property for the Mortgaged Property will not be a "significant modification" (within the meaning of Treas. Reg. Section 1.860G-2). The Borrower is required to pay all fees and expenses in connection with any such substitution, including, without limitation, lender's counsel and Rating Agency Fees, title insurance premiums and appraisal fees.

     SECONDARY FINANCING:

     With respect to Mortgage Loan Nos. 35 and 36, the Mendota I & II A Portfolio, a subordinated "B" Note Loan has been made to Borrower with a Cut-off Date balance of $5,912,837. The "B" Note evidencing the "B" loan is secured by the Mortgage encumbering the Mortgaged Properties. The "B" Note has a ten-year term and amortizes on the basis of a 25-year term. Interest on the "B" Note adjusts quarterly to the greater of (i) 5.5% and (ii) 215 basis points over 3-month LIBOR. Borrower has the right during the term, but not more often than once in any 6 month period, to have the "B" Note converted to a fixed rate obligation, which rate shall be equal to a spread, selected by Lender, over U.S. Treasuries having a maturity closest to November 1, 2009, which spread shall be determined based on similar rates being offered to qualified applicants for similar projects with similar market conditions. Further, the Borrower is permitted to obtain secondary debt secured by the Mortgaged Property in the future provided the existing secondary secured debt, evidenced by the "B" Note is paid in full and only if (i) the LTV of the aggregate loan amounts will not exceed 70% and at the time of such financing, the DSCR on the "A" Note is equal to or greater than 1.40x and (ii) such debt is subordinated to the debt evidenced by the "A" Note, in a manner satisfactory to Lender, provided any subordination agreement (a) shall give the right to the subordinate note holder to notice of, and opportunity to cure, Borrower's defaults under the "A" Note and (b) shall not prohibit the secondary note holder from foreclosing the Mortgage.

     Mortgage Loan No. 88, Fair Oaks Renaissance Plaza, has additional secured financing from the Pasadena Community Development Commission with an outstanding principal balance, as of January 1, 2001, of approximately $1,343,000. The additional financing is subordinate to the Mortgage Loan and matures 20 years following the opening of the Mortgaged Property's major tenant, Von's Supermarket. Until such time the Mortgage Loan is paid in full, the Borrower shall not be required to make any payments to the subordinate Lender under the subordinate note other than the required payment of 25% of all positive annual cash flow from the Mortgaged Property.

     Mortgage Loan No. 103, Dopaco Company Building, has additional secured financing with an outstanding principal balance, as of January 1, 2001, of approximately $340,666. The additional financing bears interest at the rate of 2% per annum. The subordinate loan fully amortizes over its fifteen year term and matures on October 1, 2009. The additional financing is subordinate to the Mortgage Loan as evidenced by a recorded Subordination Agreement among lender, the subordinate lender and Borrower.

     With respect to Mortgage Loan Nos. 57, Six Neshaminy Interplex, the Borrower is permitted to obtain additional unsecured financing of $2,000,000 without Lender approval.

     With respect to Mortgage Loan Nos. 120, Freedom Center, the Borrower is permitted to obtain additional unsecured financing subject to a maximum amount of $250,000 without Lender approval.

     With respect to Mortgage Loan Nos. 18-24, the Mericle Development I Portfolio, the Borrower is permitted to obtain additional third mortgage financing (subordinate to the first lien and the "soft" second lien on the Mortgaged Property used to effectuate the cross-collateralization) secured by the Mortgaged Properties, provided that the third mortgage lender is an institutional lender, the financing accrues interest at a fixed rate which, in Lender's reasonable judgment, is market for similar lenders on similar projects, the third lender enters into a subordination agreement with Lender satisfactory to Lender, a combined minimum DSCR, taking into account the 1st, 2nd and 3rd loans, of 1.20x is maintained and a combined LTV, taking into account the 1st, 2nd and 3rd loans, of 75% is not exceeded, as confirmed by a then current appraisal.

     With respect to Mortgage Loan No. 27, 15 and 19 Burt Collins Drive, the Borrower is permitted to obtain additional third mortgage financing (subordinate to the first lien and the "soft" second lien on the Mortgaged Property used to effectuate the cross-collateralization) secured by the Mortgaged Property, provided that the third mortgage lender is an institutional lender, the financing accrues interest at a fixed rate which, in Lender's reasonable judgment, is market for similar lenders on similar projects, the third lender enters into a subordination agreement with Lender satisfactory to Lender, a combined minimum DSCR, taking into account the 1st, 2nd and 3rd loans, of 1.20x is maintained and a combined LTV, taking into account the 1st, 2nd and 3rd loans, of 75% is not exceeded, as confirmed by a then current appraisal.

     With respect to Mortgage Loan No. 61, Chesterfield Village Square, the Borrower is permitted to obtain additional fixed rate (at market rates) financing secured by the Mortgaged Property, fully subordinated to the lien of the Loan, provided that a combined minimum DSCR of 1.25x is maintained and a combined LTV of 75% is not exceeded, as confirmed by a then current appraisal. Any secured subordinate financing must provide that the equal monthly payments thereunder fully amortize the balance of the subordinate note prior to the maturity date of the Note. The subordinate note holder must be a state or federally chartered institutional lender and is required to enter into a subordination agreement with Lender.

     With respect to Mortgage Loan No. 75, Evergreen Atrium Office Building, the Borrower is permitted to obtain additional fixed rate (at market rates) financing secured by the Mortgaged Property, fully subordinated to the lien of the Loan, provided that a combined minimum DSCR of 1.25x is maintained and a combined LTV of 75% is not exceeded, as confirmed by a then current appraisal. Any secured subordinate financing must provide that the equal monthly payments thereunder fully amortize the balance of the subordinate note prior to the maturity date of the Note. The subordinate note holder must be a state or federally chartered institutional lender and is required to enter into a subordination agreement with Lender.

     With respect to Mortgage Loan No. 91, Franklin Office Center, the Borrower is permitted to obtain additional fixed rate (at market rates) financing secured by the Mortgaged Property, fully subordinated to the lien of the Loan, provided that a combined minimum DSCR of 1.25x is maintained and a combined LTV of 75% is not exceeded, as confirmed by a then current appraisal. Any secured subordinate financing must provide that the equal monthly payments thereunder fully amortize the balance of the subordinate note prior to the maturity date of the Note. The subordinate note holder must be a state or federally chartered institutional lender and is required to enter into a subordination agreement with Lender.

     With respect to Mortgage Loan Nos. 96, Vons at Eastgate Plaza, the Borrower is permitted to obtain additional fixed rate subordinate (at market rates) financing secured by the Mortgaged Property, at any time after five years from the Note date, and only in connection with a sale to a third party, provided that, at the time Borrower wants to incur such financing, annualized net operating income from the Mortgaged Property supports a combined minimum DSCR of 1.25x is maintained and the aggregate balance under the Note and the subordinate note does not exceed the lesser of (i) 70% of the value of the Mortgaged Property based on a then current appraisal and (ii) 70% of the purchase price to such third party purchaser. A financing fee of $3,500, in addition to Lender's actual out-of-pocket costs, is payable in connection with any such secondary financing.

     With respect to Mortgage Loan No. 125, Welles Street Industrial, the Borrower is permitted to obtain additional second mortgage financing secured by the Mortgaged Property, provided that the subordinate mortgage lender is an institutional lender, the financing accrues interest at a fixed rate which, in Lender's reasonable judgment, is market for similar lenders on similar projects, the subordinate lender enters into a subordination agreement with Lender satisfactory to Lender, a combined minimum DSCR of 1.20x is maintained and a combined LTV of 75% is not exceeded, as confirmed by a then current appraisal.

     With respect to Mortgage Loan No. 128, One Willow Creek Office Building, the Borrower is permitted to obtain additional subordinate financing secured by the Mortgaged Property after the fifth loan year, provided that a combined minimum DSCR of 1.25x is maintained and a combined LTV of 75% is not exceeded, as confirmed by a then current appraisal. Any secured subordinate financing must provide that the equal monthly payments thereunder fully amortize the balance of the subordinate note prior to the maturity date of the Note. A financing fee of $5,000, in addition to Lender's actual out-of-pocket costs, is payable in connection with any such secondary financing.

     PARI PASSU NOTES:

     With respect to Mortgage Loan Nos. 82 and 83, Boca Corporate Center, the original Note contemplated a future funding. Subsequent to Loan origination, the future funding was fully advanced and is evidenced by a Future Advance Note (Mortgage Loan No. 83). The Future Advance Note and the Note are cross-defaulted and are paid pari-passu. The Mortgage and the other loan documents secure both the Note and the Future Advance Note.

     With respect to Mortgage Loan Nos. 120 and 121, Springtree Plaza Shopping Center, the Springtree Plaza loan provides for pari-passu promissory notes in the original amounts of $3,150,000 (the "A" Note) and $150,000 (the "B"
     Note). Each loan was structured with a 8.10% interest rate and an amortization schedule of 25 years. The monthly payment due under the "A"
     Note is $24,521.25 and under the "B" Note is $1,167.68. The priority of application for the total monthly payments of $25,688.93 is as follows:

         (1)   pay interest on the "B" Note;
         (2)   pay interest on the "A" Note;
         (3) pay principal on the "B" Note until the "B" Note is paid in full (scheduled to be May 2003).

     After the "B" Note is paid in full, the payment on the "A" Note will be adjusted to $25,688.93/month.

     PURCHASE OPTIONS:

     With respect to Mortgage Loan No. 17, Century III Plaza, the Mortgaged Property secures a note with a Cut-off Date balance of $21,505,227. Kohl's Department Stores, Inc. ("Kohl's"), one of the tenants at the Mortgaged Property, entered into a long-term prepaid ground lease with the Borrower and Kohl's has the right to purchase the land for $1 under the terms of its lease. Per the Non-Disturbance and Attornment Agreement between Lender, Borrower and Kohl's, Lender will execute and record a partial release at such time Kohl's purchases the land.

     In addition to the above, Home Depot, USA, Inc., another one of the tenants at the Mortgaged Property, has the right to purchase its site and improvements approximately 16 years (January 1, 2017) after the Cut-off Date. The Mortgaged Loan matures approximately six years (March 1, 2007) after the Cut-off Date.

3. Certain ratios including Cut-off Date balance/Unit or SF, DSCR, Implied DSCR, Cut-off Date LTV and Balloon LTV are calculated on a combined basis for Mortgage Loans that are secured by multiple properties, Mortgage Loans that are cross-collateralized and cross-defaulted and Mortgage Loans having pari passu type structures.

4. Mortgage Loan No. 28, Park Austin Apartments, provides for monthly payments of interest only through January 1, 2001. The monthly payment used to calculate the DSCR for this Mortgage Loan reflects only the monthly interest payment. The Borrower may extend the Loan commencing on January 1, 2005 and ending on January 1, 2007 provided a minimum DSCR of 1.20x is maintained and a maximum LTV of 75% is not exceeded. As of November 28, 2000, PPM reached an agreement with the Borrower on revised extension terms for the referenced loan. The extension would be for a term of two years on the following terms:

     Interest Rate: Fixed at 8.25% for the extension term;

     Amortization: The loan amortization will start at a 27 year schedule in loan year 2 and continue on this schedule through the maturity date. Therefore, if the Mortgage Loan were extended, a new payment would be calculated at the beginning of year 6 based on the new interest rate of 8.25% and a remaining amortization term of 23 years. Based on the calculated balloon balance of $19,440,675, the expected P & I payment during the extension period would be $158,869.64;

     Prepayment: During the extension period, the Loan would be prepayable during year 1, with a prepayment premium of 0.25%, and at par in year 2.

5. The Amortization Term shown is the basis for determining the fixed monthly principal and interest payment as set forth in the related note.

     With respect to Mortgage Loan No. 88, Fair Oaks Renaissance Plaza, the remaining amortization term is 215 months and the remaining term is 224 months. For the purposes of the payment assumptions of this prospectus supplement, the outstanding principal balance is scheduled to be reduced to zero on the payment date of the 215th month.

6. With respect to Mortgage Loan Nos. 76-79, The Eckerd Drug Portfolio, the Mortgaged Properties are subject to a ground lease. However, the fee-owner of each of the Mortgaged Properties is a party to the Mortgage and the Mortgage Loans are deemed secured by a fee interest for purposes of this prospectus supplement.

     Mortgage Loan No. 43, Festival at Manchester, is a 159,948 SF neighborhood shopping center. The Borrower owns 16.1314 acres in fee and ground leases an additional 1.01281 acre parcel. The ground lease is not subordinated. This parcel is currently unimproved and is used for parking and landscaping.

7. Mortgage Loan Nos. 107, Cooper Power Tools, is subject to a monthly payment of principal and interest of $38,553.65 for the first 36 months of the Loan. The Loan is subject to a step in payment to $40,479.41 in the 37th month of the Loan term. DSCR and Implied DSCR are based on the current payment of $38,553.65. The lease with Cooper Power Tools calls for an increase in rent in the 37th month of the lease. The increased debt service effective on August 1, 2003, applied to the Mortgaged Property's underwritable cash flow, results in a DSCR of 1.28x.

8.   Implied DSCR is based on an assumed constant of 9.0%, as defined herein.

9. The Market Value for the Mortgage Loans as of January 1, 2001 was calculated according to the methodology described in this Prospectus Supplement using a capitalization rate applied to either a) the underwritten net operating income of such commercial mortgaged property or properties or b) the underwritten net operating cash flow of such multifamily mortgaged property or properties. Capitalization rates were determined by a) 1999/2000 third party appraisals, b) third party market studies conducted on or after October 17, 2000, or c) internal valuations were prepared by Seller's underwriter's on the basis of underwritten net operating income for commercial properties and underwritten net operating cash flow for multifamily properties, resulting in an implied capitalization rate. The Source of Value column indicates that the valuation is determined from an appraisal, a third party market study or Seller's underwriting.

10. In general for each Mortgaged Property, "Percent Leased" was determined based on a rent roll provided by the related Borrower. In certain cases, "Percent Leased" was determined based on an appraisal, executed lease, operating statement or occupancy report. "Percent Leased as of Date" indicates the date as of which "Percent Leased" was determined based on such information.

11. "Largest Tenant" refers to the tenant that represents the greatest percentage of the total square footage at the related Mortgaged Property.

12. With respect to Mortgage Loans that have a Due Date (inclusive of any grace periods) on or after the Determination Date, the master servicer is required to make advances of scheduled loan payments, to the extent such payment is not received from the applicable borrower by the Determination Date. Advances made in respect of the aforementioned loans, will not begin to accrue interest until a date which is the later of such mortgage loan's due date or the expiration of any applicable grace period.

13. Seasoning represents the approximate number of months elapsed from the date of the first regularly scheduled payment or due date to the Cut-Off Date.

14. With respect to Mortgage Properties with Environmental site assessements dated prior to July 1, 1999, the Seller has represented to the Depositor that no material adverse environmental condition exists.

15. With respect to Mortgage Properties with Engineering Reports dated prior to July 1, 1999, the Seller has represented to the Depositor that no material adverse condition exists. For Mortgage Loans that indicate an "NAV", there is no Engineering Report, however there is a Letter of Substantial Completion from the architect and the Seller has represented to the Depositor that no material adverse condition exists.

16. The "Prepayment Code" includes the number of loan payments from the first Due Date to the stated maturity. "YM" represents yield maintenance. "YM1" represents the greater of the product of the applicable yield maintenance formula or one percent of the outstanding principal balance prepaid, respectively. "Open" represents the number of payments, including the maturity date, at which principal payments are permitted without payment of a Yield Maintenance premium. For each Mortgage Loan, the number set forth under the category of "Prepayment Code" represents the number of payments in the "Original Term to Maturity" for which such provision applies.

     Mortgage Loan No. 127, 33300-33360 Central Avenue, the Borrower is permitted to prepay up to $30,000 per annum on the August 1 payment date each year, without a prepayment penalty. This right is non-cumulative from year to year.

17. Mortgage Loans with associated Yield Maintenance Premiums are categorized according to thirteen unique Yield Maintenance Formulas. These are represented by the Mortgage Loans, labeled as "A", "B", "C", "D", "E", "F", "G", "H", "I", "J", "K", "L" and "M". Summaries for the thirteen formulas are listed beginning on page II-11.

18. The "Administrative Cost Rate" indicated for each Mortgage Loan will be the sum of the master servicing fee rate, the primary or correspondent servicing fee rate and the trustee fee rate, and will be calculated based on the same interest calculation methodology applicable to each Mortgage Loan.

YIELD MAINTENANCE FORMULAS

The following are summaries of yield maintenance provisions, or formulas, contained in the related promissory note for certain of the mortgage loans. There are thirteen unique yield maintenance formulas represented by the mortgage loans, each labeled as "A", "B", "C", "D", "E", "F", "G", "H", "I", "J", "K",
"L" and "M". Each Mortgage Loan, which provides for a yield maintenance formula, references the applicable formula printed below in the column titled "YM Formula".

A    The "Yield Maintenance Amount" shall mean:

     the present value on the date of prepayment of all future principal and interest payments beginning with the payment due on the second month following the pay-off date, including any balloon payments assuming payment in accordance with the repayment terms set forth in this Note less the current outstanding principal balance of this Note. The interest rate used in calculating the present value shall be the Treasury Rate, as defined herein, divided by twelve (12). "Treasury Rate" shall be the yield plus twenty-five (25) basis points as reported by Bloomberg L.P. of the U.S. Government Treasury Securities having a maturity date which is the same as the Maturity Date of the Loan three (3) business days prior to the prepayment of the Loan ("Index"). If for any reason such index is not published, the Treasury Rate shall be based on the yields reported in another publication of comparable reliability and institutional acceptance as selected by the Noteholder in its sole discretion which most closely approximates yields in percent per annum of selected U.S. treasury securities of varying maturities. If no Treasury Constant Maturities are published for the specific length of time to the Maturity Date, the index to be utilized shall be the weighted average of the Treasury Constant Maturities published for the two periods most nearly corresponding to the Maturity Date.

B    The "Yield Maintenance Amount" shall mean:

     the present value on the date of prepayment of all future principal and interest payments beginning with the payment due on the month following the pay-off date, including any balloon payments assuming payment in accordance with the repayment terms of the Note less the current outstanding principal balance of the Loan. The interest rate used in calculating the present value shall be the Treasury Rate, as defined herein, divided by twelve. "Treasury Rate" shall be the yield as reported by Bloomberg L.P. of U.S. Government Treasury Securities having a maturity date which is the same as the Maturity Date of the Loan three (3) business days prior to the prepayment of the Loan ("Index"). If for any reason such index is not published, the Treasury Rate shall be based on the yields reported in another publication of comparable reliability and institutional acceptance as selected by the Lender in its sole discretion which most closely approximates yields in percent per annum of selected U.S. Treasury securities of varying maturities. If no Treasury Constant Maturities are published for the specific length of time to the Maturity Date, the index to be utilized shall be the weighted average of the Treasury Constant Maturities published for the two periods most nearly corresponding to the Maturity Date.

C    The "Yield Maintenance Amount" shall mean:

     the present value as of the Prepayment Date of all future principal and interest payments beginning with the payment due on the second (2nd) month following the Prepayment Date, including any balloon payments, assuming payment in accordance with the repayment terms of this Note, less the outstanding principal balance of the Loan as of the Prepayment Date. The monthly discount rate used for purposes of calculating the present value referenced in the preceding sentence shall be a rate equal to one-twelfth (1/12) the Treasury Rate (defined below). The term "Treasury Rate" shall mean (x) the yield, as reported by Bloomberg L.P. three (3) business days prior to the Prepayment Date, of U.S. Government Treasury Securities having a maturity date which is the same as the Maturity Date of the Loan, or (y) if that index is no longer published by Bloomberg L.P. as of the date which is three (3) business days prior to the Prepayment Date, the yields, as reported by another publication of comparable reliability and institutional acceptance (as selected by Noteholder in Noteholder's sole and absolute discretion), of selected U.S. Treasury securities of varying maturities (in either case, the "Index"). Notwithstanding the foregoing, if no Treasury Constant Maturities are published for the specific length of time from the date which is three (3) business days prior to the Prepayment Date to the Maturity Date, the Index shall be the weighted average of the Treasury Constant Maturities published for the two periods most nearly corresponding to the Maturity Date.

D    The "Yield Maintenance Amount" shall mean:

     an amount calculated at the time of prepayment using a formula designed to compensate Lender for the loss of its performing loan (such amount being herein referred to as the "Formula Amount"). The Formula Amount shall be calculated only if at the time of any prepayment (whether voluntary or involuntary), the Government Yield as of the date of prepayment is less than the Note Rate, and in such event the Formula Amount shall be calculated as follows. The amount prepaid shall be multiplied by (a) the Interest Differential, times (b) a fraction, the numerator of which is the number of days from and including the date of prepayment to and including the Maturity Date, and the denominator of which is 360. The resulting product shall then be divided by the number of whole months (using a 30-day month) from and including the date of prepayment to and including the Maturity Date, yielding a quotient (the "Quotient"). The Formula Amount shall be the present value (determined in accordance with standard financial practice) on the date of prepayment (using the Government Yield as of the date of such prepayment as the discount factor) of a stream of equal monthly payments in number equal to the number of whole months (using a 30-day month) from and including the date of prepayment to and including the Maturity Date, with the amount of each hypothetical monthly payment equal to the Quotient and with the first payment payable thirty days after the date of prepayment. For purposed hereof, the following terms shall have the meaning set forth below:

     "Government Yield": For purposes of determining the Interest Differential, as of the date of any prepayment, and for determining the present value of the stream of hypothetical payments described above, the yield (converted as necessary to the equivalent semi-annual compound rate) on U.S. Treasury Securities having a maturity date closest to the Maturity Date. The yield shall be as published in The Wall Street Journal (or, if not so published, as determined by Lender by using the average of quotes obtained by Lender from three primary dealers that market U.S. Treasury Securities in the secondary market). "U.S. Treasury Securities" means actively traded U.S. Treasury bonds, bills and notes and, if more than one issue of U.S. Treasury Securities is scheduled to mature on or about the Maturity Date, then to the extent possible the U.S. Treasury Security issued most recently prior to the date of determination will be chosen as the basis of the Government Yield.

     "Interest Differential": as of the date of any full or partial prepayment, the Note Rate (as converted to a bond-equivalent semi-annual compound rate) minus the Government Yield as of the date of prepayment.

E    The "Yield Maintenance Amount" shall mean:

     an amount calculated at the time of prepayment using a formula designed to compensate Noteholder for the loss of its performing Loan. This yield protection payment will be calculated by (a) assuming reinvestment of the prepaid amount in U.S. Treasury securities with maturities as close as practicable to the maturity of this Note, (b) assuming conversion of this Note to a bond-equivalent, interest-only note without changing its interest rate, and (c) determining the present value of the difference between the two (2) assumed interest-payment streams, using the yield of the assumed reinvestment as the discount rate.

F    The "Yield Maintenance Amount" shall be calculated by:

     (i) assuming reinvestment of the prepaid amount in U.S Treasury securities with maturities as close as practicable to the maturity of this Note, (ii) assuming conversion of this Note to a bond-equivalent, interest-only note without changing its interest rate, and (iii) determining the present value of the difference between the two assumed interest-payment streams, using the yield of the assumed reinvestment as the discount rate.

G    The "Yield Maintenance Calculation" shall mean:

     an amount calculated at the time of prepayment using a formula designed to compensate Noteholder for the loss of its performing Loan (such amount being referred to herein as the "Formula Amount"). The Formula Amount shall be calculated only if at the time of any prepayment (whether voluntary or involuntary), the Government Yield as of the date of prepayment is less than the Interest Rate, and in such event the Formula Amount shall be calculated as follows. The amount prepaid shall be multiplied by (a) the Interest Differential, times (b) a fraction, the numerator of which is the number of days from and including the date of prepayment to and including the Maturity Date, and the denominator of which is 360. The resulting product shall then be divided by the number of whole months (using a 30-day month) from and including the date of prepayment to and including the Maturity Date, yielding a quotient (the "Quotient"). The Formula Amount shall be the present value (determined in accordance with standard financial practice) on the date of prepayment (using the Government Yield as of the date of such prepayment as the discount factor) of a stream of equal monthly payments in number equal to the number of whole months (using a 30-day month) from and including the date of prepayment to and including the Maturity Date, with the amount of each hypothetical monthly payment equal to the Quotient and with the first payment payable thirty days after the date of prepayment. For purposes hereof, the following terms shall have the meanings set forth below.

     "Government Yield": For purposes of determining the Interest Differential, as of the date of any prepayment, and for determining the present value of the stream of hypothetical payments described above, the yield (converted as necessary to the equivalent semi-annual compound rate) on U.S. Treasury Securities having a maturity date closest to the Maturity Date, plus fifty basis points (.50%). The yield shall be as published in The Wall Street Journal (or, if not so published, as determined by Lender by using the average of quotes obtained by Lender from three primary dealers that market U.S. Treasury Securities in the secondary market). "U.S. Treasury Securities" means actively traded U.S. Treasury bonds, bills and notes and, if more than one issue of U.S. Treasury Securities is scheduled to mature on or about the Maturity Date, then to the extent possible the U.S. Treasury Security issued most recently prior to the date of determination will be chosen as the basis of the Governmental Yield.

     "Interest Differential": as of the date of any full or partial prepayment, the Interest Rate (as converted to a bond-equivalent semi-annual compound rate) minus the Government Yield as of the date of prepayment.

H    The "Yield Maintenance Amount" shall mean:

     an amount calculated at the time of prepayment using a formula designed to compensate Noteholder for the loss of its performing Loan. This yield protection payment will be calculated by (a) assuming reinvestment of the prepaid amount in U.S. Government/Treasury securities with constant maturities as close as practicable to the maturity of this Note, as such U.S. Government/Treasury Constant Maturities and their average yields are reported by Bloomberg, L.P. or by such other similar reporter selected by Noteholder in the event that Bloomberg, L.P. no longer publishes its reports or no longer reports such average yields, (b) assuming conversion of this Note to a bond-equivalent, interest-only note without changing its interest rate, and (c) determining the present value of the difference between the two assumed interest-payment streams, using the yield of the assumed reinvestment as the discount rate.

I    The "Yield Maintenance Amount" shall mean:

     an amount calculated at the time of prepayment using a formula designed to compensate Noteholder for the loss of its performing Loan (such amount being referred to herein as the "Formula Amount"). The Formula Amount shall be calculated only if at the time of any prepayment (whether voluntary or involuntary), the sum of (i) the Government Yield as of the date of prepayment, plus (ii) one-quarter percent (.25%) is less than the Interest Rate, and in such event the Formula Amount shall be calculated as follows. The amount prepaid shall be multiplied by (a) the Interest Differential, times (b) a fraction, the numerator of which is the number of days from and including the date of prepayment to and including the Maturity Date, and the denominator of which is 360. The resulting product shall then be divided by the number of whole months (using a 30-day month) from and including the date of prepayment to and including the Maturity Date, yielding a quotient (the "Quotient"). The Formula Amount shall be the present value (determined in accordance with standard financial practice) on the date of prepayment (using the sum of (i) the Government Yield as of the date of such prepayment, plus (ii) one-quarter percent (.25%), divided by 12, as the discount factor) of a stream of equal monthly payments in number equal to the number of whole months (using a 30-day month) from and including the date of prepayment to and including the Maturity Date, with the amount of each hypothetical monthly payment equal to the Quotient and with the first payment payable thirty days after the date of prepayment. For purposes hereof, the following terms shall have the meanings set forth below.

     "Government Yield": For purposes of determining the Interest Differential, as of the date of any prepayment, and for determining the present value of the stream of hypothetical payments described above, the yield (converted as necessary to the equivalent semi-annual compound rate) on U.S. Treasury Securities having a maturity date closest to the Maturity Date. The yield shall be as published in The Wall Street Journal (or, if not so published, as determined by Lender by using the average of quotes obtained by Lender from three primary dealers that market U.S. Treasury Securities in the secondary market). "U.S. Treasury Securities" means actively traded U.S. Treasury bonds, bills and notes and, if more than one issue of U.S. Treasury Securities is scheduled to mature on or about the Maturity Date, then to the extent possible the U.S. Treasury Security issued most recently prior to the date of determination will be chosen as the basis of the Government Yield.

     "Interest Differential": as of the date of any prepayment, the Interest Rate (as converted to a bond-equivalent semi-annual compound rate) minus the sum of (i) Government Yield as of the date of prepayment, and (ii) one-quarter percent (0.25%)

J    The "Yield Maintenance Amount" shall mean:

     The present value on the date of prepayment of all future principal and interest payments beginning with the payment due on the second month following the pay-off date, including any balloon payment, assuming payment in accordance with the repayment terms of this Note less the current outstanding principal balance of the Loan; provided however that in the event that the Loan is extended, the Premium for the period from January 2, 2005 to and including January 1, 2006 shall be equal to one-quarter of one percent (.25%) of the outstanding balance at the time of prepayment. The interest rate used in calculating the present value shall be the Treasury Rate, as defined herein, divided by twelve. "Treasury Rate" shall be the yield as reported by Bloomberg L.P. of U.S. Government Treasury Securities having a maturity date which is the same as the Maturity Date of the Loan ten (10) business days prior to the prepayment of the Loan ("Index"). If for any reason such Index is not published, the Treasury Rate shall be based on the yields reported in another publication of comparable reliability and institutional acceptance as selected by Noteholder in its reasonable discretion which most closely approximates yields in percent per annum of selected U.S. Treasury securities of varying maturities. If no Treasury Constant Maturities are published for the specific length of time to the Maturity Date, the index to be utilized shall be the weighted average of the Treasury Constant Maturities published for the two periods most nearly corresponding to the Maturity Date.

K    The "Yield Maintenance Amount" shall be:

     An amount calculated at the time of repayment using a formula designed to compensate Lender for the loss of its performing Loan. This yield protection payment will be calculated by (a) assuming reinvestment of the Note's maturity, (b) assuming conversion of the Note to a bond-equivalent, interest-only note without changing its interest rate, and (c) determining the present value of the difference between the two assumed interest-payment streams, using the yield of the assumed reinvestment as the discount rate.

L    The "Yield Maintenance Amount" shall mean:

     an amount calculated at the time of prepayment using a formula designed to compensate Noteholder for the loss of its performing Loan (such amount being referred to herein as the "Formula Amount"). The Formula Amount shall be calculated only if at the time of any prepayment (whether voluntary or involuntary), the Government Yield as of the date of prepayment is less than the Interest Rate, and in such event the Formula Amount shall be calculated as follows. The amount prepaid shall be multiplied by (a) the Interest Differential, times (b) a fraction, the numerator of which is the number of days from and including the date of prepayment to and including the Maturity Date, and the denominator of which is 360. The resulting product shall then be divided by the number of whole months (using a 30-day month) from and including the date of prepayment to and including the Maturity Date, yielding a quotient (the "Quotient"). The Formula Amount shall be the Present Value (determined in accordance with standard financial practice) on the date of prepayment (using the Governmental Yield as of the date of such prepayment as the discount factor) of a stream of equal monthly payments in number equal to the number of whole months (using a 30-day month) from and including the date of prepayment to and including the Maturity Date, with the amount of each hypothetical monthly payment equal to the Quotient and with the first payment payable thirty days after the date of prepayment. For purposes hereof, the following terms shall have the meanings set forth below.

     "Government Yield": For purposes of determining the Interest Differential, as of the date of any prepayment, and for determining the present value of the stream of hypothetical payments described above, the yield (converted as necessary to the equivalent semi-annual compound rate) on U.S. Treasury Securities having a maturity date closest to the Maturity Date. The yield shall be as published in The Wall Street Journal (or, if not so published, as determined by Lender by using the average of quotes obtained by Lender from three primary dealers that market U.S. Treasury Securities in the secondary market). "U.S. Treasury Securities" means actively traded U.S. Treasury bonds, bills and notes and, if more than one issue of U.S. Treasury Securities is scheduled to mature on or about the Maturity Date, then to the extent possible the U.S. Treasury Security issued most recently prior to the date of determination will be chosen as the basis of the Governmental Yield.

     "Interest Differential": as of the date of any full or partial prepayment, the Interest Rate (as converted to a bond-equivalent semi-annual compound rate) minus the Governmental Yield as of the date of prepayment.

M    The "Yield Maintenance Amount" shall mean:

the present value on the date of prepayment of all future principal and interest payments beginning with the payment due on the second month following the pay-off date, including any balloon payments assuming payment in accordance with the repayment terms of the Note less the current outstanding principal balance of the Loan. The interest rate used in calculating the present value shall be the Treasury Rate, as defined herein, divided by twelve. "Treasury Rate" shall be the yield as reported by Bloomberg L.P. of U.S. Government Treasury Securities having a maturity date which is the same as the Maturity Date of the Loan three (3) business days prior to the prepayment of the Loan ("Index"). If for any reason such index is not published, the Treasury Rate shall be based on the yields reported in another publication of comparable reliability and institutional acceptance as selected by the Lender in its sole discretion which most closely approximates yields in percent per annum of selected U.S. Treasury securities of varying maturities. If no Treasury Constant Maturities are published for the specific length of time to the Maturity Date, the index to be utilized shall be the weighted average of the Treasury Constant Maturities published for the two periods most nearly corresponding to the Maturity Date.